UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

GoDaddy Inc.
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CONTENTS

Proxy Summary
Election of Directors
Advisory Vote on Named Executive Officer Compensation
Ratification of Independent Registered Public Accounting Firm

# Notice of 2023 Annual Meeting of Stockholders

to be held on June 7, 2023

GoDaddy™

# We’re a trusted growth partner to millions of entrepreneurs.

GoDaddy is a global leader in serving a large market of entrepreneurs. We’re on a mission to empower our worldwide community of 21 million customers — and entrepreneurs everywhere — by giving them all the help and tools they need to grow online and in-person.

**WHAT WE DO**

## We help millions of entrepreneurs globally start, grow and scale their businesses.

We believe we create value for our customers through our unique combination of assets and our customer-inspired innovation. We do the job they ask us to do and truly partner with them at every point of their journey. Our mission is to give our customers the tools, insights and the people to help them thrive.

**WHO WE ARE**

**9k+**
More than 9 thousand employees and third-party Care team members

**~21m**
We empower ~21 million entrepreneurs

**~84m**
Our customers trust us with nearly 84 million domains

hinterland

A Message from Our Board Chair

Dear Fellow Stockholders,
I am delighted to write this letter in my new role as Chair of the Board of Directors of GoDaddy, having been appointed by the Board in September 2022. I want to start off by recognizing Chuck Robel, who preceded me as Chair, for his leadership and vision which helped drive GoDaddy's growth from its early days. Mr. Robel’s continued presence on the Board over the past few months facilitated a seamless Board leadership transition. I am honored by this appointment, and my goal is to work on your behalf, with the Board and management team to continue being responsible stewards of stockholder capital and to create long-term stockholder value.
Ahead of our 2023 annual meeting, I want to thank the many stockholders who took time to engage with us this year. It has been my privilege to further enhance our relationship with you through our annual stockholder engagement. In 2022, our discussions covered a wide range of topics, including Board composition, evaluation and refreshment, executive compensation, and environmental, social and governance priorities. The Board is grateful for all the feedback that helped to inform our discussions as we made enhancements to our policies and disclosures. We remain committed to ongoing engagement to ensure our practices reflect your input.
I also wanted to take some time to talk about other changes to our Board following our 2022 annual meeting of stockholders. As you know, building a diverse, independent Board whose combined skills reflect our evolving company strategy is the foundation of strong corporate governance. As a Board, we are very intentional about our approach to Board succession and refreshment, thoughtfully reviewing potential directors for skills and expertise that might add valuable insights and direction to our current Board and our business as a whole. To that end, in January 2023, the Board was pleased to welcome Srini Tallapragada and Sigal Zarmi as new independent Directors. Both Mr. Tallapragada and Ms. Zarmi bring invaluable depths of knowledge and leadership experiences to the Board, adding to the vast range of skills and backgrounds of our existing members that enable keen oversight and bolster GoDaddy’s vision and mission.
On behalf of the entire Board, I thank you for your continued support of GoDaddy as we work to advance our strategy, increase stockholder value and empower entrepreneurs everywhere.
Best,

BRIAN SHARPLES
Board Chair

2023 Proxy Statement	1

Notice of Virtual Annual Meeting of Stockholders

DATE AND TIME:	VIRTUAL MEETING SITE:	WHO CAN VOTE:
Wednesday, June 7, 2023, 8:00 a.m. PDT	www.virtualshareholder meeting.com/GDDY2023	Stockholders of record on April 13, 2023

Dear Stockholders of GoDaddy Inc.:
You are cordially invited to the 2023 virtual annual meeting of stockholders (the “Annual Meeting”) of GoDaddy Inc., a Delaware corporation (“GoDaddy,” or the “Company”). The Annual Meeting will be held on Wednesday, June 7, 2023 at 8:00 a.m. PDT and will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/GDDY2023. You can attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by logging in to the website listed above and using the 16-digit control number on your notice or proxy card (the “Control Number”). We recommend you access the website a few minutes before the meeting to ensure that you are logged in when the meeting starts.
This virtual meeting format enables us to expand access to the meeting, improve communications and lower the cost to our stockholders, the Company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world.
Items of Business
At the Annual Meeting, stockholders will be asked to vote upon the proposals listed below. Our Board recommends that stockholders vote for “FOR” each of the proposals at this Annual Meeting.

1	2	3
Election of three Class II directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation, death or removal	Advisory, non-binding vote to approve named executive officer compensation	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023

FOR each director nominee	FOR	FOR
Page 16	Page 37	Page 66

We will also transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

2

How to Vote
If you are a stockholder of record, there are four ways to vote:
1.By Internet: You can vote your shares online at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 6, 2023 (have your proxy card in hand when you visit the website).
2.By Telephone: You can vote your shares by calling 1-800-690-6903 toll-free (have your proxy card in hand when you call).
3.By Mail: You can vote your shares by completing, signing, dating and returning your proxy card in the postage-paid envelope provided (if you received printed proxy materials).
4.During the Virtual Meeting: You can vote your shares during the virtual Annual Meeting through live webcast at www.virtualshareholdermeeting.com/GDDY2023. You can attend the Annual Meeting online, vote your shares electronically and submit questions online during the Annual Meeting by logging in to the website listed above and using your Control Number. We recommend that you access the website a few minutes before the meeting to ensure that you are logged in when the meeting starts.

INTERNET www.proxyvote.com	TELEPHONE 1-800-690-6903	MAIL Complete and mail your proxy card	DURING THE VIRTUAL MEETING www.virtualshareholder meeting.com/GDDY2023

If you are a street-name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. If you choose, you can attend the Annual Meeting online, vote your shares electronically and submit questions online during the Annual Meeting by logging in to the website listed above and using your Control Number.
Our Board of Directors has fixed the close of business on Wednesday, April 13, 2023 as the record date for the Annual Meeting. Only stockholders of record on Wednesday, April 13, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
We appreciate your continued support of GoDaddy Inc. and look forward to either greeting you at the Annual Meeting or receiving your proxy.
By Order of the Board of Directors,
MICHELE LAU
Chief Legal Officer and Corporate Secretary
Tempe, Arizona
April 20, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Wednesday, June 7, 2023. GoDaddy’s Proxy Statement and 2022 Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. This notice and Proxy Statement is first being mailed or made available on the Internet to stockholders on or about April 20, 2023.

2023 Proxy Statement	3

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2023 Proxy Statement	5

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

About GoDaddy
The following sections about our Company and our performance, as well as our proxy summary, highlight information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as these sections do not contain all of the information that you should consider.
Our Company
GoDaddy is a global leader in serving entrepreneurs, and delivering simple, easy-to-use products. We provide outcome-driven, personalized guidance to small businesses, individuals, organizations, developers, designers and domain investors. Our vision is to radically shift the global economy toward life-fulfilling entrepreneurial ventures. Our mission is to empower entrepreneurs everywhere, making opportunity more inclusive for all.

We champion everyday entrepreneurs by empowering them with sage guidance set in seamlessly intuitive experiences to create and protect their digital identity, establish and maintain a ubiquitous presence online and participate in the world of connected commerce. We do all of this while activating the exponential power of our community at a global scale to deliver profitable revenue growth. Our ~21 million customers are passionate, everyday entrepreneurs with vibrant ideas, who are determined to make their way in the world and to transform their ideas into something meaningful.

Digital Identity
Domain
Logo
Email
Link in bio
Website
Hosting and security
Ubiquitous Presence
Create posts
Online store
Physical store
Online point-of-sale
Customer relationship management
Connected Commerce
Marketplaces and social media
Messaging commerce
Payments

GODADDY’S UNIQUE POSITION
GoDaddy is uniquely positioned to bring together these three core areas as a leading domain name provider with nearly 84 million domains under management, a sophisticated online presence and hosting provider, and a scaled payments company facilitating approximately $28 billion of gross merchandise volume in 2022. Our signature is driving diverse, durable revenue growth coupled with attractive Normalized EBITDA (“NEBITDA”) margins, robust free cash flow and disciplined capital allocation resulting in attractive stockholder value creation.
Our products and services continue to evolve as our customers’ needs evolve, and we offer an extensive set of solutions enabling our customers to establish their digital identity, connect with their customers online and offline and deliver a seamless connected commerce experience. We aim to be a one-stop shop for our customers, providing all the tools and guidance they need to grow their ventures.

Domains - Hosting - Commerce - Security - E-Mail Managed WordPress - Productivity Solutions - Aftermarket

~21m Customers	~84m Domains Under Management

Additional information about our Company can be found on our corporate website and in our 2022 Annual Report. Please visit aboutus.godaddy.net/about-us and our investor relations site aboutus.godaddy.net/investor-relations.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Company Highlights
2022 Financial Highlights
In 2022, we continued to expand our differentiated set of solutions with a goal of partnering with customers and helping them build their businesses during a dynamic economic environment. We are committed to continuing our pace of innovation, bringing simple, easy-to-use solutions to customers that drive performance, delivering durable, profitable revenue growth with robust cash flow and a focus on disciplined capital allocation.
Our financial highlights from 2022 are presented below:

Total Revenue	Total Bookings	Cash from Operating Activities	Unlevered Free Cash Flow	Net Income	NEBITDA

Core Platform Applications & Commerce					*All figures are in millions

Total revenue increased 7% year-over-year	Total bookings(1) grew 4% year-over-year	Cash from Operating Activities grew 18% year-over-year	Unlevered free cash flow(2) grew 14% year-over-year	Net income grew 45% year-over-year	NEBITDA(3) grew 16% year-over-year, representing a 25% FY 2022 margin

In 2022, we announced a multi-year $3 billion share repurchase target. From January 1, 2022 through February 1, 2023, we repurchased 17.2 million shares of our common stock for an aggregate purchase price of $1.3 billion, delivering on our commitment to continue to enhance stockholder value.

$3 billion multi-year share repurchase plan	17.2 million shares repurchased[4]
1Total bookings is an operating metric. For information on how we compute total bookings please refer to “Appendix A — Operating Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.
2Unlevered Free Cash Flow is not a financial measure prepared in accordance with GAAP. For information on how we compute non-GAAP financial measures and other operating metrics and reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A — Operating Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.
3NEBITDA is not a financial measure prepared in accordance with GAAP. For information on how we compute non-GAAP financial measures and other operating metrics and reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A — Operating Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.
4Shares repurchased under share repurchase plan as of February 1, 2023.

2023 Proxy Statement	7

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
2022 Business Highlights
In February 2022, we hosted a comprehensive Investor Day at which we shared our strategic and financial goals for the next three years, including our business priorities aimed at furthering our commitment to helping customers create their digital identity, establish and maintain a ubiquitous presence online and participate in the world of connected commerce.
Below is a summary of some of our key business highlights against our goals in 2022:

Driving Commerce Through Presence
•In 2022, we made substantial progress in our goal to bring commerce to every surface by adding payments capabilities into our website builders and domains, while providing further entry points through Pay Links and Pay Buttons accessible on all website plans
•Launched Commerce Plus directed at customers with larger sales volumes and more complex needs, which enables sales tax automation, higher order limits for marketplaces, and faster inventory syncs with unlimited product and email marketing messages for customers’ stores
•Enabled GoDaddy Payments by default on all new commerce websites and domains
•Launched the Managed WooCommerce Store offering, providing the power and flexibility of WordPress with our omni-channel commerce tools right out of the box, bringing built-in connected commerce capabilities across Online Stores, Smart Terminals and top U.S. marketplaces
•Signed a partnership agreement with FIS Worldpay as a preferred provider of our omnicommerce solutions to their U.S.-based small businesses and banking partners
•Customers transacted $760 million of gross payment volume at the end of 2022

Delivering for GoDaddy Pros
•Launched bulk management, a cloning tool and file manager to improve capabilities for GoDaddy Pros to engage with their customers
•Enhanced our homepage for easier navigation of our products and solutions, matching our goal of providing a one-stop-shop with how our customers interact with our products
•Focused on our integration efforts, announcing in December 2022 that Media Temple customers would be fully integrated into GoDaddy and the brand would sunset in 2023
•Launched free SSL in all new Web Hosting plans, including in key developed countries for GoDaddy Web Hosting customers and their customers resulting in increased term lengths and modest improvements in new units

Investing in Domains
•Acquired Dan.com, adding automation and lease-to-own services for our aftermarket platform
•Launched Dan.com listings onto the Afternic platform adding greater exposure for users in the distribution network
•Launched Payable Domains at no additional cost for each U.S.-based domain purchase, creating a frictionless, out-of-the-box experience for new businesses with a professional, branded checkout experience and the freedom to accept online payments without an additional subscription
•Announced a new standard commission structure across our aftermarket platforms, effective February 1, 2023

Additional information about our business and financial results can be found in our 2022 Annual Report and our other SEC filings. Please visit aboutus.godaddy.net/about-us and our investor relations site aboutus.godaddy.net/investor-relations.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Sustainability Highlights
We strive to be a powerful force for good. This is an ambitious objective, and we believe it is achievable through our dedication to continuous improvement. In 2022, we drove progress across our sustainability priorities as summarized below. To ensure these priorities guide our daily work, we aligned each priority to our three strategic sustainability pillars:

CUSTOMERS We empower entrepreneurs everywhere and make opportunity more inclusive for all	EMPLOYEES We build a culture that values diversity and prioritizes the importance of making opportunity inclusive for all	OPERATIONS We reduce our environmental impact, operate our business ethically and manage risk appropriately

OUR SUSTAINABILITY PRIORITIES AND INITIATIVES

Sustainability Strategy and Reporting
We use our priority sustainability topics to guide our sustainability strategy. Through our 2020 materiality analysis, we identified the topics of greatest importance to our business, stakeholders and community using stakeholder interviews, subject matter expert surveys and a review of industry trends and frameworks. We report our progress against our priority topics and strategy in our annual sustainability report.

GHG Emissions - Reduction
We address the urgent challenge of climate change. In 2022, we announced our goal to reduce our scope 1 and 2 GHG emissions by 50% by 2025 from a 2019 baseline. As of the end of 2022, we have reduced our scope 1 and 2 emissions by 35% through our data center efficiency and corporate real estate optimization efforts.

UN Sustainable Development Goals
We committed to the United Nations (UN) Sustainable Development Goals (SDGs). In 2022, we joined the UN Global Compact and pledged to support the Ten Principles of the UN Global Compact on human rights, anti-corruption, labor and environment, and to annually disclose our progress against the UN SGDs.

Diversity, Equity, Inclusion and Belonging
We publish a Diversity and Pay Parity Annual Report highlighting our commitment to integrating our diversity, equality and inclusion strategy across our business. In 2022, we achieved pay parity for gender (globally) for the eighth year in a row(1). We also publicly disclose our EEO-1 report.

Employee Engagement
We survey our employees through GoDaddy Voice, our annual engagement survey, to deepen our understanding of employee experiences. In 2022, 86% of our employees participated in the GoDaddy Voice survey, providing over 10,000 individual written responses to our questions. We built action plans to address key areas of improvement, and we are actively working on those plans throughout 2023.

Venture Forward
We quantify the impact that over 20 million online microbusinesses have on their local economies through our Venture Forward research initiative. The data from Venture Forward provides policymakers, elected officials and influencers with information to advocate for resources and policies that businesses in their communities need. In 2022, Venture Forward launched the Microbusiness Data Hub to make this information free and downloadable.

Empower by GoDaddy
We leverage Empower by GoDaddy, our signature social impact program, to propel entrepreneurs in underserved communities. In 2022, we had more than 9,700 touchpoints with entrepreneurs through workshops led by our employees and our community partners.

(1)We define achievement of pay parity as pay that is equal to, or a few cents on either side of, a dollar. Please read our 2022 Diversity and Pay Parity Annual Report for more information.

To read more about our sustainability strategies, practices, programs and disclosures, please visit: godaddy.com/godaddy-for-good/sustainability. For more information on our Nominating and Governance Committee’s oversight of such strategies, practices, programs and disclosures, please see the section titled “Sustainability Risk Oversight” beginning on page 31.

2023 Proxy Statement	9

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Proxy Summary
Our Board of Directors
Proposal 1 — Election of Directors begins on page 16 of this Proxy Statement. The Board of Directors (“Board”) has nominated Mark Garrett, Srini Tallapragada and Sigal Zarmi to serve as Class II directors for a one-year term that expires at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation, death or removal. The Board unanimously recommends that you vote “FOR” each of the nominees named in Proposal 1.
OVERVIEW OF OUR BOARD OF DIRECTORS

Name and Principal Occupation[1]	Age	Independent	Director Since	Board Committees
CLASS I
Amanpal (Aman) Bhutani Chief Executive Officer, GoDaddy	47		2019
Caroline Donahue Former Executive Vice President and Chief Marketing and Sales Officer, Intuit	62		2018
CLASS II
Mark Garrett Former Executive Vice President and Chief Financial Officer, Adobe	65		2018
Srinivas (Srini) Tallapragada President and Chief Engineering Officer, Salesforce	53		2023
Sigal Zarmi Senior Advisor, Boston Consulting Group	59		2023
CLASS III
Herald Chen President and Chief Financial Officer, AppLovin	53		2014
Leah Sweet Former Senior Vice President, PayPal	54		2020
Brian Sharples - Chair of the Board Co-founder and Former Chairman and Chief Executive Officer, HomeAway	62		2016

Audit and Finance Committee	Nominating and Governance Committee
Compensation and Human Capital Committee	Chair
1Lee Wittlinger and Ryan Roslansky retired from the Board, effective January 25, 2023. As announced in September 2022, Mr. Robel will retire from the Board, effective as of the Annual Meeting.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
BOARD REFRESHMENT
As part of our Board’s ongoing succession planning and refreshment practices, and following an extensive review process by our Nominating and Governance Committee in consultation with an independent third-party search firm, the Board welcomed two new independent Directors in January 2023 – Srini Tallapragada and Sigal Zarmi, each of whom is nominated as a Class II director in Proposal 1.
Mr. Tallapragada’s depth of technology expertise and experience leading teams to deliver product and platform innovations will help GoDaddy continue to efficiently scale our business operations and meet our customers’ evolving needs. As a former chief information officer for several large global businesses, Ms. Zarmi not only brings expertise in strategic planning and operational risk management, but will enhance our Board’s risk management, compliance and cybersecurity expertise. Both Mr. Tallapragada and Ms. Zarmi joined our Nominating and Governance Committee and are nominated for election at this Annual Meeting.
As we announced in September 2022, Chuck Robel’s resignation from the Board is effective at the Annual Meeting. In connection with his resignation, Mr. Robel also resigned as Chair of the Board and Brian Sharples was appointed Chair, effective September 30, 2022.
DIRECTOR IDENTIFICATION AFTER THE ANNUAL MEETING

INDEPENDENCE	TENURE	AGE	DIVERSITY
Independent 7/8	<4 years 4/8	41-55 years 4/8	Female 3/8

Not Independent 1/8	4-6 years 2/8	56-65 years 4/8	Ethnic and Racial Diversity 3/8

	>6 years 2/8	>66 years 0/8

SKILLS AND EXPERIENCE
Our Board has identified the following skills and experiences as important in ensuring that our directors collectively possess the necessary core skills and specific areas of expertise to provide effective oversight of our Company and our long-term strategic growth.

Public Company Leadership Experience 7/8	Technology Experience 6/8	Global Experience 7/8

Corporate Governance Experience 4/8	Public Company Board Experience 7/8	Financial / Accounting Experience 4/8

Sales & Marketing Experience 4/8	Human Capital / Executive Compensation Experience 3/8	Risk Management / Compliance / Cybersecurity Experience 6/8

For more information about our Board of Directors, including their biographical information, please see the sections titled “Nominees for Director” and “Continuing Directors” beginning on page 17.

2023 Proxy Statement	11

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Governance Highlights
Our corporate governance framework lays the foundation for effective oversight and management accountability and enables GoDaddy to remain competitive in the dynamic environment in which we operate.
We are committed to good corporate governance and ensuring our practices are aligned with our strategic priorities. The following list highlights our corporate governance practices:

  Independent Board Chair
  100% independent committee members
  Declassified Board (fully phased in by 2025)
  Majority vote standard for director elections with director resignation policy
  No supermajority voting requirement
  Robust Board and director self-evaluation process
  Board guidelines related to service on other public company boards
  Disclosure of director skills matrix and diversity on individual basis
  Responsive and growing stockholder engagement program

  Thoughtful succession planning process
  Code of Conduct for directors, officers and employees
  Periodic review of committee charters and governance policies
  Regular meetings of independent directors without management
  Majority of directors are diverse
  Formalized Nominating and Governance Committee oversight of sustainability matters
  Formalized Compensation and Corporate Governance Committee oversight of human capital management
  Formalized Audit and Finance Committee oversight of cybersecurity

Stockholder Engagement
As part of good governance, we conduct a year-round engagement process that provides our stockholders the opportunity to share their feedback, input and advice.
Offered Meetings
72%
of our shares outstanding
Engaged in Discussions
50%
of our shares outstanding
Engaged with Director
46%
of our shares outstanding
GoDaddy Engagement Team: Board and Compensation Committee Chair; Chief Legal Officer and Corporate Secretary; Head of Investor Relations; and Assistant General Counsel of Securities
ENGAGEMENT TOPICS DISCUSSED AND RESPONSIVE ACTIONS TAKEN
In 2022, we continued our annual stockholder engagement process, meeting with stockholders representing approximately 50% of our shares outstanding. As a part of our regular stockholder engagement in 2022, we discussed a range of topics, including:

Governance and Board Board Leadership Director Refreshment & Evaluation Board and Committee Risk Oversight Governance Practices Recent Governance Enhancements	Executive Compensation Executive Compensation Design Compensation plan metrics Evergreen Provision Enhanced CD&A Disclosure	Environmental and Social Diversity, Equity, Inclusion & Belonging Human Capital Management Environmental Sustainability Data Privacy and Security

12

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Informed by stockholder feedback over the recent years, we made several changes to our proxy disclosure, executive compensation program, and environmental, social and governance (“ESG”) practices. These changes include:

Governance	Proxy Disclosure
•Declassification of the Board with annual elections
•Removal of the supermajority requirement for stockholders to amend the Company’s Charter and Bylaws
•Adoption of a majority vote standard for director elections
•Formalized Board-level oversight of ESG matters, including human capital management

•Further improved disclosures to increase readability and clarity
•Expanded disclosures related to our Board skills, diversity and experience
•Enhanced disclosures regarding Board and committee self-assessment processes
•Enhanced disclosure related to the Board’s oversight of cybersecurity

Executive Compensation	Environmental and Social
•Removal of evergreen provisions beginning in 2023 via an amendment to our 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan
•Added two additional metrics, revenue and NEBITDA, to our 2023 STIP to further align executive compensation with the Company’s business strategy outlined at Investor Day (see the section “Performance Metrics” in the Compensation Discussion and Analysis section of this Proxy Statement)

•Committed to reducing our scope 1 and 2 emissions by 50% by 2025 from a 2019 baseline
•Joined the UN Global Compact to further drive commitment to sustainability
•Hired first Vice President of Diversity, Inclusion and Belonging, responsible for implementing GoDaddy’s related programs and strategy
•Publication of our EEO-1 data

For more information about our year-round engagement program please see the section “Stockholder Engagement and Approach” beginning on page 32.

2023 Proxy Statement	13

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Executive Compensation
Proposal 2 — Advisory Vote on the Compensation of Our Named Executive Officers begins on page 37 of this Proxy Statement. We are providing stockholders the opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers (“NEOs”). The Board unanimously recommends that you vote “FOR” the approval of the advisory resolution on the compensation of our NEOs.
Compensation Overview
The Compensation and Human Capital Committee, which is responsible for the Company’s executive compensation policies and plans is committed to designing a competitive, fair and equitable compensation program that promotes pay for performance, delivers stockholder value and is responsive to stockholder feedback.

WHAT WE DO	WHAT WE DON’T DO
  Annual “Say-on-Pay” vote
  Cap on maximum payouts for each NEO under the STIP
  Independent compensation consultant engaged by the Compensation Committee
  Robust stock ownership guidelines for executive officers and non-employee directors
  Clawback policy on incentive compensation
  Ongoing engagement with our stockholders regarding our compensation practices

  No hedging by officers or directors under any circumstances
  No pledging by officers, directors or employees
  No tax gross ups to cover excise taxes
  No resetting of performance targets
  No “single trigger” change in control payments
  No excessive perquisites
No evergreen provisions in equity plans

2022 Compensation Program Summary
Following our 2021 annual meeting of stockholders and our annual stockholder engagement meetings, the Compensation Committee approved 2022 compensation program features similar to our 2021 compensation program design. Over 92% of our CEO’s total target pay (and over 87% of all other NEOs (average)) is considered variable, with approximately 80% of all NEOs' pay long-term (performance period at least three years).
The target mix of the compensation provided to our chief executive officer and average of our NEOs is set forth below:

CEO	NEOs (average)

83.4%
Long-Term
8.3%
Base Salary
8.3%
STIP
41.7%
PSU Awards
41.7%
RSU Awards

78.2%
Long-Term
12.7%
Base Salary
9.1%
STIP
37.3%
PSU Awards
41.0%
RSU Awards

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

ELEMENT

FIXED	VARIABLE

BASE SALARY	SHORT-TERM INCENTIVE PLAN	LONG-TERM INCENTIVE PLAN

Targeted at competitive levels and based on past experience and expected future contributions Establishes competitive pay that properly incentivizes executive officers for day-to-day responsibilities
80% - Corporate Performance Goal
•50% Bookings
•50% Unlevered Free Cash Flow
20% - Individual Performance Goals

Provides the appropriate incentives for our executive officers to work collaboratively as a team to achieve important financial, business and strategic goals in our operating plan and to reward individual contributions

50% - Performance Stock Units (“PSUs”)
•100% relative TSR measured against the Nasdaq Internet Index
•Cliff vests after 3-year performance period
50% - Restricted Stock Units (“RSUs”)
•Vest over a 4-year period with 25% vesting after the first year and equal quarterly vesting for the next
 3 years

Strengthens the alignment between the interests of our executive officers and those of our stockholders by tying vesting of awards to achievement of a relative total stockholder return (“rTSR”) measure against the Nasdaq Internet Index, which incentivizes our executives to drive long-term stockholder value
Our use of both performance- and time-based equity awards also promotes executive officer retention by linking vesting to continued employment
Mr. Daddario, who is an NEO, but not a member of our leadership team, receives 100% of his long-term incentive compensation in the form of RSUs

For more information about our compensation program please review our Compensation Discussion and Analysis beginning on page 38.

2023 Proxy Statement	15

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Board and Governance Matters

Proposal No. 1 Election of Directors

The Board of Directors unanimously recommends that you vote “FOR” each of the nominees named in this Proposal 1.

Our business affairs are managed under the direction of our Board of Directors (the “Board”), which is currently comprised of nine members (and following the Annual Meeting, eight members), divided into three staggered classes. Upon the recommendation of the Nominating and Governance Committee of the Board (the “Governance Committee”), the Board nominated Mark Garrett, Srini Tallapragada and Sigal Zarmi to serve as Class II directors. Each nominee is currently a member of our Board.
At the 2022 annual meeting of stockholders, the Board recommended, and stockholders approved, an amendment to the Company's certificate of incorporation to declassify the Board. As a result, if elected, the Class II directors will serve one-year terms that expire at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation, death or removal. From and after our 2025 annual meeting of stockholders, the division of our directors into classes will terminate in accordance with our Charter.
Required Vote
The Company’s Bylaws provide for majority voting for uncontested director elections. Each incumbent director nominated for election at the Annual Meeting will only be elected if the votes “FOR” his or her election exceed those votes “AGAINST” his or her election. Pursuant to our Corporate Governance Guidelines, if any nominated director does not receive a majority of the votes cast, he or she has tendered an irrevocable resignation that, subject to our Governance Committee’s recommendation and our Board’s acceptance, will be effective following the Annual Meeting. If applicable, the Board will publicly disclose its decision and rationale within 90 days of the stockholder vote.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Nominees for Director
Set forth below are the names and certain information about the nominees for Class II directors and the continuing members of our Board as it would be composed following the Annual Meeting. For more information on the age, tenure, diversity and relevant skills and qualifications of each Director, please see the section titled “Board Composition” beginning on page 22. For more information on the independence of our Directors, please see the section titled “Director Independence and Additional Board Service” beginning on page 24.
All information set forth below is as of April 20, 2023. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person or the Board may reduce its size.

Mark Garrett

Former Executive Vice President and Chief Financial Officer, Adobe Age: 65 Director since: 2018 Committees: Audit Chair
PROFESSIONAL EXPERIENCE
•Strategic advisor, Permira, June 2021 to present
•Senior advisor, General Atlantic, June 2018 to June 2021
•Executive vice president and chief financial officer, Adobe Systems Incorporated, February 2007 to April 2018
•Senior vice president and chief financial officer, Software Group of EMC Corporation (formerly Documentum, Inc.), August 2002 to January 2007 and 1997 to 1999, including through its acquisition by EMC Corporation
OTHER COMPANY DIRECTORSHIPS
Public
•Director, Snowflake Inc., May 2018 to present
•Director, Cisco Systems, Inc., April 2018 to present
•Former director, NightDragon Acquisition Corp., March 2021 to December 2022
•Former director, Pure Storage, Inc., July 2015 to December 2021
Private
•Former director, HireRight, LLC, November 2018 to October 2021
SKILLS AND QUALIFICATIONS
Mr. Garrett’s executive leadership roles at EMC Corporation and Adobe Systems enable him to give invaluable insight to our leadership team and our Board on long-term strategic, financial and capital planning, and financial performance.
Mr. Garrett’s ability to complete one of the largest and fastest strategic transitions towards a cloud-based subscription model while at Adobe Systems gives him an important perspective when guiding our management team through areas of growth and evolution for our customers.
As a technology senior advisor at Permira, Mr. Garrett adds to his depth of understanding of technology companies, providing unique insight for our Board and the leadership team.
Mr. Garrett’s extensive financial and accounting experience through his public company directorships, and particularly his role as audit chair and member at several technology companies, allows him to provide a depth of extensive financial and accounting expertise to ensure oversight of the business as the chair of our Audit Committee and member of the Board.

2023 Proxy Statement	17

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Srinivas (Srini) Tallapragada

President and Chief Engineering Officer, Salesforce Age: 53 Director since: 2023 Committees: Governance
PROFESSIONAL EXPERIENCE
•President and chief engineering officer, Salesforce Inc., December 2019 to present
•President, executive and senior vice president, Salesforce Inc., May 2012 to December 2019
•Senior vice president, engineering, Oracle Corporation, April 2011 to June 2012
•Senior vice president, SAP Labs Inc., February 2009 to April 2011
•Vice president and senior director, Applications Development, Oracle Corporation, 2001 to 2009
•Director, Engineering, Customer Relationship Manager, Oracle Corporation 2000 to 2001
OTHER COMPANY DIRECTORSHIP
Public
•Former director, Avalara, Inc., July 2021 to October 2022
SKILLS AND QUALIFICATIONS
Mr. Tallapragada brings a depth of technology expertise and leadership experience to the Board.
At Salesforce, Mr. Tallapragada leads teams to deliver product and platform innovations, which are key skills that help aid our leadership team and Board in analyzing and bringing forth product and service enhancements and developments.
Mr. Tallapragada’s ability to scale business operations through innovation provides a valuable perspective as we continue to evolve our business and provide customers with a digital identity, a ubiquitous presence and connected commerce.

Sigal Zarmi

Senior Advisor, Boston Consulting Group Age: 59 Director since: 2023 Committees: Governance
PROFESSIONAL EXPERIENCE
•Senior advisor, Boston Consulting Group Inc., August 2021 to present
•Senior advisor, Morgan Stanley, July 2021 to January 2023
•International chief information officer and global head of transformation, and managing director, head of transformation, Morgan Stanley, September 2020 to July 2021 and October 2018 to September 2020
•Vice chairman, global and U.S. chief information officer, PricewaterhouseCoopers, December 2014 to September 2018
•Chief information officer, Americas, GE Capital, General Electric Company, August 2010 to November 2014
OTHER COMPANY BOARD DIRECTORSHIP
Public
•Director, ADT Inc., April 2021 to present
•Director, HashiCorp, June 2021 to present
Private
•Director, Global Atlantic Financial Group, January 2023 to present
•Director, BigID, January 2022 to present
•Former director, DataRobot Inc., September 2021 to August 2022
•Former director, Alfresco Software, December 2019 to October 2020
SKILLS AND QUALIFICATIONS
As the former chief information officer of several large global businesses, Ms. Zarmi’s expertise in strategic planning and operational risk management further enhances our Board’s risk management and compliance expertise.
The Board and management also greatly benefit from Ms. Zarmi’s cybersecurity expertise gained through her experiences as the chief information officer at Morgan Stanley, PwC and GE Capital Americas.
Through her various roles at Morgan Stanley, managing the diverse global technology footprint and driving the firm’s innovation agenda through emerging technologies, Ms. Zarmi brings a wealth of knowledge to advise our leadership team on our strategic focus on innovation and the global growth of our customers.
Ms. Zarmi also brings a depth of understanding of corporate governance, succession planning, and board processes through her public company board experiences and membership on nominating and governance committees.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Continuing Directors

Amanpal (Aman) Bhutani

Chief Executive Officer, GoDaddy Age: 47 Director since: 2019
PROFESSIONAL EXPERIENCE
•Chief executive officer, GoDaddy Inc., September 2019 to present
•President of the Brand Expedia Group, Expedia Group, Inc., June 2015 to September 2019
•Vice president and senior vice president of Expedia Worldwide Engineering, Expedia Group, Inc., May 2010 to June 2015
•Technology senior director, JPMorgan Chase and Co., September 2008 to May 2010
•Senior vice president of e-commerce technology, Washington Mutual Inc., which was acquired by JPMorgan Chase and Co., 2002 to September 2008
OTHER COMPANY BOARD EXPERIENCE
Public
•Director, The New York Times Company, September 2018 to present
SKILLS AND QUALIFICATIONS
Mr. Bhutani gained extensive technological expertise from his collective experiences in senior leadership roles at digital and consumer-facing companies, which gives him a highly relevant perspective on our innovation efforts as we position the Company for further growth.
Mr. Bhutani has over 20 years of experience in technical, management and leadership roles, ushering brands into new eras of innovation.
Mr. Bhutani’s experience as a leader for Brand Expedia Group’s global business operations positions him well to lead the Company as we continue our global growth.

Herald Chen

President and Chief Financial Officer, AppLovin Corporation Age: 53 Director since: 2014 Committees: Audit
PROFESSIONAL EXPERIENCE
•President and chief financial officer, AppLovin Corporation, November 2019 to present
•Head of technology, media and telecom, Kohlberg Kravis Roberts & Co. L.P., April 2007 to October 2019
OTHER COMPANY BOARD EXPERIENCE
Public
•Director, AppLovin Corporation, August 2018 to present
Private
•Board chair, Internet Brands, Inc., June 2014 to present
•Former board chair, BMC Software, Inc., October 2018 to October 2019
•Former board chair, Optiv Inc., December 2016 to October 2019
•Former board chair, Epicor Software Corporation, August 2016 to October 2019
SKILLS AND QUALIFICATIONS
Mr. Chen’s deep background in the technology industry and his current role as AppLovin’s chief financial officer, where he leads a large technology platform with a global presence, provide him with unique and current insights into leadership and strategic planning in the digital market space.
As a former investment professional who was instrumental in defining strategy and driving success across many technology companies, Mr. Chen brings to the Board deep operational and management expertise and governance and oversight of the business.
As a member of our Audit Committee, and through his roles as chair at various companies, Mr. Chen brings to the board a deep understanding of financial and accounting matters, as well as risk management expertise.

2023 Proxy Statement	19

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Caroline Donahue

Former Chief Marketing and Sales Officer, Intuit Age: 62 Director since: 2018 Committees: Audit, Compensation
PROFESSIONAL EXPERIENCE
•Chief marketing and sales officer and executive vice president, Intuit Inc., August 2012 to September 2016
•Senior vice president of sales and channel marketing, Intuit Inc., May 1995 until August 2012
OTHER COMPANY BOARD EXPERIENCE
Public
•Director, Experian plc, January 2017 to present
Private
•Director, Versapay Corporation, September 2021 to present
SKILLS AND QUALIFICATIONS
As the former chief marketing and sales officer of a large technology company, Ms. Donahue provides extensive knowledge of international markets coupled with consumer sales and growth, which is particularly relevant to our global business and strategic focus on customer growth.
The Board and leadership benefit from Ms. Donahue’s insight and extensive experience in mass-market, digital, multi-channel and business-to-consumer distribution, marketing and brand and sales management.
Ms. Donahue offers strong insight to the Board and our leadership team on innovation and consumer-centricity within a consumer facing technology company.
Through her public and private company board experience, Ms. Donahue understands issues pertaining to human capital management, risk management and oversight, and governance.

Brian Sharples

Co-founder, Former Chairman and Chief Executive Officer, HomeAway Age: 62 Director since: 2016 Committees: Compensation Chair
PROFESSIONAL EXPERIENCE
•Co-founder and chief executive officer, HomeAway, Inc., April 2004 to September 2016
OTHER COMPANY BOARD EXPERIENCE
Public
•Ally Financial Inc., August 2018 to present
•Former director, Avalara Inc., March 2020 to October 2022
•Former director, Yelp Inc., March 2019 to June 2022
•Former board chair, HomeAway, Inc., April 2004 to January 2017
•Former director, RetailMeNot, Inc., August 2011 to May 2017
Private
•Director, Twyla Inc., 2015 to present
•Director, Fexy Media, 2015 to present
SKILLS AND QUALIFICATIONS
Mr. Sharples gained extensive experience as an executive in the technology industry and through his entrepreneurial leadership throughout his career.
As the co-founder and chief executive officer of HomeAway, Inc., a global online marketplace, Mr. Sharples deeply understands the risks and opportunities involved at a global, consumer-centric technology company.
The Board greatly benefits from his expertise in technology brand strategy and his knowledge navigating strategic transactions in the technology and e-commerce space as both an executive and a director.
Mr. Sharple’s extensive public company board experience brings to the Board a thorough understanding of corporate governance, human capital management, executive compensation, and oversight of risk and management.

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Leah Sweet

Former Senior Vice President, PayPal Age: 54 Director since: 2020 Committees: Governance Chair, Compensation
PROFESSIONAL EXPERIENCE
•Senior vice president of global design, delivery and operations and other roles, including chief of staff to the chief executive officer, PayPal Inc., January 2012 to March 2020
•Deputy chief information officer, State of Arizona, May 2009 to April 2010
•Vice president, customer success, CA Technologies, April 2010 to December 2011
•Vice president, technology strategy and operations, American Express Company, February 2004 to May 2009
OTHER COMPANY BOARD EXPERIENCE
Private
•Director, BMC Technologies, August 2020 to present
•Director, Versapay Corporation, May 2021 to present
•Former director, Arizona Technology Council, October 2016 to March 2020
SKILLS AND QUALIFICATIONS
Ms. Sweet’s extensive senior executive expertise in the fintech and financial services industries, including her experiences at PayPal Inc. and American Express Company, give her deep knowledge into payments and commerce that is invaluable to our Board and leadership as we deliver our connected commerce solutions for customers.
Her prior experiences spearheading successful transformations and driving businesses forward enable her to provide valuable insight to the Board regarding oversight of enterprise strategy development and program management.
Ms. Sweet’s understanding of human capital management, executive compensation, corporate governance and succession planning gained through her board experiences and her role as chief of staff at PayPal, Inc. greatly benefit our Board and Governance Committee.

2023 Proxy Statement	21

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Board Composition
Our business and ability to enhance long-term value are supported by our mission to make opportunity inclusive for all through our work to serve the Company’s diverse customer base. It is important to our Company that the Board reflects these values. As such, our Board, in conjunction with the Governance Committee, seeks qualified individuals to serve as directors who broaden, among other things, the mix of experience, skills, knowledge, personal and professional backgrounds, age and tenure of our Board and who represent the extensive gender, racial and ethnic diversity of our customers and employees.
In addition to the above, our Governance Committee considers multiple other factors in identifying and evaluating director nominees, including:
•current and future composition of our Board and its committees as it relates to the strategic direction of the Company;
•performance of individual members of our Board;
•current Board leadership structure;
•“independence” of directors and director nominees as measured by the independence requirements of The New York Stock Exchange (“NYSE”), the Securities and Exchange Commission (“SEC”) and other applicable laws; and
•recommendations of director candidates and nominations validly made by stockholders in accordance with our Bylaws.
Commitment to Diversity
Our Board and Governance Committee actively seek diverse director candidates as a reflection of the diversity among both our employees and customers. Whether we are actively searching for a new candidate or building our succession pipeline, our Governance Committee seeks to include gender and race / ethnicity as key attributes to consider.
We believe our thoughtful approach to our Board composition has been successful. The tables below outline the gender diversity, ethnic and racial diversity, tenure and age of the members of our Board following the Annual Meeting.

Gender and Ethnic and Racial Diversity
Female
Male
Asian
White

TENURE	AGE	DIVERSITY

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Key Characteristics and Skills
Our Governance Committee is committed to filling GoDaddy’s Board with a range of skills and backgrounds that represent and bolster the Company’s vision and mission. As a public company, our directors need qualities that enable them to provide oversight and governance of the business. To that end, we seek candidates with core skills and experiences including executive leadership, public company board membership, financial and accounting expertise and risk management experience. Our Board members also need the strategic skills and experience to support our strategy of providing customers with a digital identity, ubiquitous presence and connected commerce. As a provider of domain names, omni-channel commerce and hosting platforms and applications, we want directors steeped in technology expertise through their experiences as executives at or advising technology companies. In addition, we look for candidates with global experience and those with relevant backgrounds in product sales and marketing or e-commerce to advise on international markets and our product offering strategies.
The types of skills and experiences that the Board believes are necessary for our Company today and the directors who have such skills and experiences are provided in the chart below, which represents the composition of the Board following the Annual Meeting. Because the table is a summary, it is not intended to be a complete description of all qualifications, skills, experiences and attributes of each director. The matrix depicts notable areas of focus for each director and though an individual is not designated in any one particular area, it does not signify such director’s lack of ability to contribute to discussions in any specific area. Our Governance Committee actively reviews and considers these qualifications when nominating directors for the Board and considered these factors in recommending that stockholders vote “FOR” each director nominee at the Annual Meeting.

Skill and Experience
Technology Expertise Experience as information, engineering or operations executive at tech company and/or investing in and advising tech companies
Global Experience Experience as executive at global company overseeing operations beyond the U.S.
Sales & Marketing Experience as product marketing, sales and/or e-commerce executive
Human Capital / Executive Compensation Experience as public company compensation committee member
Executive Leadership Experience as public company CEO and/or as other public company C-Suite officer
Financial / Accounting Expertise Experience as public company CFO and/or as public company audit committee financial expert
Corporate Governance Experience as public company nominating and governance committee member
Board Experience - Public Company Experience as public company board member
Risk Management / Compliance / Cybersecurity Experience as executive overseeing business compliance function and/or public company risk committee board member

2023 Proxy Statement	23

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Board Leadership Structure

We currently have a separate independent Chair and CEO structure. At this time, we believe this structure allows for effective oversight of the Company, the Board and management. The role of the Chair of our Board is to facilitate oversight of management, engage with stockholders and lead our Board on all matters. Our CEO has primary responsibility for the operational leadership and strategic direction of the Company.
Our Governance Committee annually reviews the qualifications of the Chair and recommends the Chair for approval by the Board.
Key responsibilities of the Independent Chair of the Board include, among other duties:
•Presiding over all meetings of the Board;
•Developing and setting the agenda for each Board meeting in consultation with management and the Chair of each standing committee;
•Calling and presiding over executive sessions of the Board;
•Assisting the Governance Committee in the Board’s self-assessment and Board and Committee evaluation process;
•Leading communications to CEO with the Chair of the Compensation Committee regarding the results of the Compensation Committee’s evaluation of his/her annual performance and resulting compensation determinations; and
•Serving as a liaison between the Board and the Company’s stockholders.
We do not require separation of the offices of the Chair and CEO. We believe it is important to retain the flexibility to allocate the responsibilities of such offices in a structure that serves the best interests of the Company and our stockholders. However, if at any point we determine those interests are best served by combining the roles of our CEO and Board Chair, our Corporate Governance Guidelines require that the then independent directors of the Board designate an independent director as Lead Director.

Brian Sharples serves as independent Board Chair and Aman Bhutani serves as CEO. Previously, Chuck Robel served as our independent Board Chair from 2015 until his resignation from the position in September 2022 in connection with his retirement from the Board at the Annual Meeting. Mr. Sharples was appointed Chair due in large part to his extensive experience as an executive in the technology industry, his entrepreneurial leadership, his expertise in technology brand strategy and his knowledge navigating strategic transactions in the technology and e-commerce space as both an executive and director.

Director Independence and Additional Board Service
Director Independence
Our Corporate Governance Guidelines require that a majority of the Board and each member of our standing committees be independent in accordance with applicable laws, NYSE Listing Standards and our Corporate Governance Guidelines. Our Board annually reviews director independence, taking into consideration all relevant facts and circumstances, including whether any director has a material relationship with the Company or a member of our management team (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of independent judgment by such individual in carrying out the responsibilities of a director. In making its determination, the Board considers information obtained through Company records and outside sources as well as responses provided by directors through our annual officer and director questionnaire process. Our Board determined, with recommendation from the Governance Committee, that Messrs. Chen, Garrett, Sharples and Tallapragada and Mses. Donahue, Sweet and Zarmi qualify as independent. Our Board also determined, with recommendation from the Governance Committee, that Mr. Robel, who is retiring at the Annual Meeting, and Lee Wittlinger and Ryan Roslansky, each of whom retired from the Board, effective January 25, 2023, were independent during the time they served on the Board.

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Other Public Company Board Service
As the responsibilities of public company directors have continued to expand, our Board has established overboarding guidelines for our directors to ensure that each director is able to perform their responsibilities, maintain effective oversight of the Company and management and fulfill their fiduciary duties to our stockholders. Our Corporate Governance Guidelines limit our directors from serving on more than four public company boards including the Company’s Board and, if our current chief executive officer serves as a member of our Board, he or she is limited to serving on no more than two public company boards, including the Company’s Board. Our directors are required to advise the chair of the Governance Committee of any invitations to join a new public company board of directors prior to accepting the directorship. This notification process allows the Board to confirm the absence of any actual or potential conflict of interest and ensures that such director has sufficient time to devote to the responsibilities and commitments of our Company and Board. All directors are in compliance with this policy. In addition, our Audit and Finance Committee Charter limits directors who serve on our Audit Committee from simultaneously serving on the audit committees of more than three public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee.
Board Committees and Meetings
Board Meetings and Attendance

Number of Board Meetings in 2022	10	Attendance at Board and Committee Meetings in 2022	>75%	Attendance at 2022 Annual Meeting of Stockholders	>75%

During the year ended December 31, 2022, our Board held 10 meetings (including regularly scheduled and special meetings). Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.
Directors are expected to prepare for, attend and actively participate in all Board and committee meetings. We strongly encourage, but do not require, members of our Board to attend our annual meetings of stockholders. All but one of our directors attended our 2022 annual meeting of stockholders.
The Board’s independent directors regularly meet in executive sessions in which management does not participate. The Chair of the Board presides at each executive session.
Committees
Our Board maintains three standing committees: an Audit and Finance Committee (the “Audit Committee”), a Nominating and Governance Committee (the “Governance Committee”) and a Compensation and Human Capital Committee (the “Compensation Committee”). Each of our standing committees operates under a written charter satisfying the applicable SEC rules and NYSE Listing Standards. Copies of the charters of our standing committees are available on our corporate website at aboutus.godaddy.net/investor-relations/governance.
Each member of our standing committees has been determined independent by our Board in accordance with our Corporate Governance Guidelines. Each committee annually reviews the adequacy of its written charter and submits any recommended changes to the Board for approval.
The Governance Committee annually reviews and recommends to the Board the composition of each committee, including the appropriate director to chair each committee. In making its recommendations, the Governance Committee considers among other factors, the “independence” of committee members, financial literacy and expertise of Audit Committee members, and the relevant skills, background and experience of the directors. The following pages show a snapshot of the composition of our committees and their key responsibilities.

2023 Proxy Statement	25

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Audit and Finance Committee*

Mark Garrett (Chair)
INDEPENDENCE
Our Board has determined that the Audit Committee meets the requirements for independence under current NYSE Listing Standards and SEC rules and regulations, including Rule 10A-3(b)(1)(iv) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Each member of our Audit Committee also meets the financial literacy requirements of the current NYSE Listing Standards.
FINANCIAL EXPERTS
Our Board has determined that Messrs. Chen and Garrett are “financial experts” within the meaning of Item 407(d) of Regulation S-K under the Securities Act.
PRIMARY RESPONSIBILITIES
Our Audit Committee is responsible for overseeing, among other things:
•accounting and financial reporting processes and internal controls as well as the audit and integrity of our financial statements;
•the qualifications, independence and performance of our independent registered public accounting firm;
•the performance of our internal audit function;
•compliance with legal and regulatory requirements;
•data privacy and security; and
•risk assessment and risk management pertaining to financial, accounting, treasury and tax matters.
For more information about the Audit Committee’s responsibilities and actions, see the section titled “Report of the Audit and Finance Committee” on page 69.

Caroline Donahue

Herald Chen

No. of meetings in 2022: 6

*Chuck Robel was a member of the Audit and Finance Committee until his resignation from the committee in September 2022.

Nominating and Governance Committee*

Leah Sweet (Chair)
INDEPENDENCE
Our Board has determined that the members of our Governance Committee meet the requirements for independence under current NYSE Listing Standards.
PRIMARY RESPONSIBILITIES
Our Governance Committee, among other things:
•identifies, evaluates and selects, or makes recommendations to our Board regarding, nominees for election to our Board and its committees;
•evaluates the performance of our Board and of individual directors;
•considers and makes recommendations to our Board regarding the composition of our Board and its committees;
•oversees ESG priorities, strategies and practices, and reviews ESG disclosures in our sustainability report and proxy statement; and
•develops and makes recommendations to our Board regarding corporate governance guidelines and matters.
For information about our Board composition and the Governance Committee’s considerations for director candidates see “Board Composition” beginning on page 22. For a discussion of our board assessment process see “Assessment of Board and Committee Effectiveness” beginning on page 28.

Srini Tallapragada

Sigal Zarmi

No. of meetings in 2022: 4

*Ryan Roslansky and Lee Wittlinger were members of the Nominating and Governance Committee in 2022 until their resignations in January 2023.

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Compensation and Human Capital Committee

Brian Sharples (Chair)
INDEPENDENCE
Our Board has determined that the members of our Compensation Committee meet the requirements for independence under current NYSE listing standards.
PRIMARY RESPONSIBILITIES
The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee, among other things:
•provides oversight of our compensation policies, plans and benefits programs and our overall compensation philosophy;
•assists our Board in discharging its responsibilities relating to (i) oversight of the compensation of our CEO and other executive officers (including officers reporting under Section 16 of the Exchange Act), (ii) approving and evaluating our executive officer compensation plans, policies and programs, and (iii) making recommendations to the Board in respect of the foregoing;
•administers our equity compensation plans for our executive officers, employees, directors and other service providers; and
•assists the Board in its oversight of human capital management.
To learn more about how executive and non-employee director compensation decisions are determined, including the role of executive officers and the compensation consultant, see the Compensation Discussion and Analysis beginning on page 38.

Caroline Donahue

Leah Sweet

No. of meetings in 2022: 6

2023 Proxy Statement	27

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Assessment of Board and Committee Effectiveness
Annual evaluations play a critical role in ensuring the effective functioning of our Board and its committees. The Governance Committee is responsible for determining the Board’s annual evaluation process, which may include written questionnaires, individual interviews led by the Board Chair or an independent third-party or a combination of approaches. Historically, the Board’s evaluations have consisted of individual interviews conducted either by the Board Chair or led by an independent third-party. In addition, as part of their annual governance review, each committee performs a committee self-evaluation.
Set forth below is our Board’s process for assessing Board and committee effectiveness:

01

### Define objectives and scope

The Governance Committee reviews the prior year evaluation process, Board and committee year objectives and current corporate governance practices to set the scope and objectives for the evaluation process.

02

### Determine evaluation method

The Governance Committee, in consultation with our Chief Legal Officer, assesses the best approach to capture feedback and action items based on its defined objectives and scope and current corporate governance best practices.

03

### Identify discussion topics

The Governance Committee Chair, in consultation with our Chief Legal Officer and, when appropriate, the independent third-party, identify relevant topics for discussion or appropriate questions.

04

### Evaluations conducted

Either the Governance Committee Chair or the independent third party conducts one-on-one discussions with each director utilizing the identified topics and allows for open feedback on topics of concern for each director.

Each committee conducts a year end annual self-assessment.

05

### Analysis

The Governance Committee, in consultation with our Chief Legal Officer and the independent third party, when appropriate, analyzes the results and considers whether changes to Board or committee composition, leadership, responsibilities or operations may be desirable or necessary and uses the results to inform the Governance Committee's director candidate pipeline and succession planning activities.

06

### Full board discussion

The Governance Committee provides a detailed report to the full Board, including key changes or items for consideration.

07

### Develop action plan

The full Board develops an action plan for further enhancement for the Board and its committees, the directors, and in the Board succession and refreshment process.

08

### Implement changes

Recommended changes are implemented throughout the following year.

EVALUATION TOPICS COVERED
Our Board and committee evaluations generally cover three key areas: (i) Effectiveness, which includes questions regarding the Board’s and its committees’ performance over the prior year; (ii) Board and committee composition, which includes discussions on the structure and effectiveness of the Board’s and committees’ composition, and a review of the appropriateness of defined responsibilities; and (iii) Director skills, experience and refreshment, which includes a review of director skills, experience and backgrounds, succession planning and possible refreshment practices. In addition, the Governance Committee may from time to time add additional topics of discussion to ensure full feedback is received from directors and each committee may choose to discuss other topics that are relevant to the committee and its responsibilities.

In 2022, the Board evaluation process was conducted by an independent third-party and each committee conducted its self-evaluation.
In 2022, as part of our Board’s ongoing succession planning and refreshment practices, and following an extensive review process by the Governance Committee in consultation with an independent third-party search firm, the Board welcomed two new independent directors in January 2023 – Srini Tallapragada and Sigal Zarmi.
We also announced in September 2022 that Chuck Robel resigned from the Board, effective at the Annual Meeting. In connection with his resignation, Mr. Robel resigned as Chair of the Board, and Brian Sharples was appointed Chair, effective September 30, 2022.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Board Risk Oversight
Overview
Our Board is responsible for overseeing the Company’s enterprise-wide risk management as part of its mandates under our Corporate Governance Guidelines, its fiduciary duties and its general oversight of management and the Company’s business strategy. Our Board exercises such oversight both directly and indirectly through its three standing committees and in review and consultation with management, which is accountable for day-to-day risk management efforts. A breakdown of the key oversight responsibilities is set forth below.

FULL BOARD	BOARD COMMITTEES
	AUDIT	COMPENSATION	GOVERNANCE

•Oversees formation of long-term strategic, financial and organizational goals of the Company and plans designed to achieve such goals.
•Oversees strategic, legal, regulatory, financial, management, and operational risks including cybersecurity, human capital management, sustainability and succession planning.
•Reviews, discusses and assesses delegated oversight responsibilities with committees, directors and management.

•Oversees and reviews, at least annually, major financial risk exposures and the steps management has taken to monitor and control those exposures.
•Exercises data privacy and cybersecurity oversight.
•Discusses risk exposures with management and the Company’s independent auditor.
•Reviews and assesses policies pertaining to financial, accounting, insurance coverage, investment and tax matters, as well as any other enterprise risk management or business continuity matters.
•Periodically meets with management regarding the Company’s enterprise risk management and other compliance risk programs.
•Monitors and periodically reviews the risks raised by the Company’s code of business conduct and ethics.

•Reviews and approves corporate goals and objectives relevant to CEO and other executive officer compensation related to the performance of the Company.
•Establishes and administers annual and long-term incentive compensation plans for executive officers and senior executives including establishing performance objectives.
•Reviews and discusses with management matters related to the Company’s human capital.
•Assists the Board in its oversight of human capital management, including diversity matters and the Company’s assessment of pay parity across its employees.

•Reviews, assesses and oversees the Company’s compliance of its Corporate Governance Guidelines.
•Reviews actual and potential conflicts of interests of directors and executives.
•Reviews and oversees the Company’s sustainability strategies, practices and programs and reviews the applicable disclosures included in the Company’s proxy statement and sustainability report.

ENTERPRISE RISK MANAGEMENT PROGRAM

•Identifies internal and external factors that could prevent the Company from achieving its strategic and operational objectives.
•Assists management in monitoring and mitigating specified risks to a reasonable level through consideration of expected impacts and the Company’s vulnerabilities.
•Identifies strategic, reputational, financial, operational and compliance risks.

2023 Proxy Statement	29

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Cybersecurity and Data Privacy Oversight
As an operator of a large internet infrastructure, the Company is frequently targeted and experiences a high rate of attacks. These include the most sophisticated forms of attacks, such as advanced persistent threat attacks and zero-hour threats. Our Board is committed to mitigating data privacy and security risks and recognizes the importance of these issues as part of our overall risk management framework. The Audit Committee has primary oversight responsibilities of cybersecurity risks, and data privacy and security programs, strategy, policies, standards and processes.
CYBERSECURITY
Our Chief Information Security Officer (“CISO”), who works directly with our Chief Technology Officer, oversees our Information Security organization and is responsible for security of our services, products, customer data, enterprise assets and infrastructure. GoDaddy’s information security program is structured around the National Institute of Standards and Technology (“NIST”) cybersecurity framework and other frameworks, such as ISO 27001. To proactively prepare for new and emerging security risks, our Information Security organization continuously reviews information security controls and researches industry threats to ensure that our security controls are structured to successfully mitigate evolving threats. For the third consecutive year, we engaged external reviewers and experts to review our cybersecurity posture and benchmark our Information Security capabilities against the NIST cybersecurity framework to identify and address gaps, if any. These activities have produced improvements in our cybersecurity programs and measures, including the achievement of security certifications to support our business and enhance our products for our customers.
In addition, over the past year, to combat evolving threats, our Information Security organization has made additional investment in adopting well-known security technologies, and the Company has invested in developing technologies such as custom malware scanners for our web hosting solutions and established threat intel capabilities to share information about evolving threats with law enforcement and other industry partners. Our CISO provides at least quarterly updates and reports to the Audit Committee, and at least annual updates and reports to the full Board regarding the state of our cybersecurity programs, including known incidents and vulnerabilities, assessment results and significant regulatory developments, and our directors are apprised of incident simulations and response plans, including for cyber and data breaches. Our management team provides annual customer privacy and security training to GoDaddy employees.
DATA PRIVACY
Our Privacy Officer manages our Data Protection Office and global privacy program, which ensures that the Company remains in compliance with global privacy regulations including, but not limited to, the General Data Protection Regulation, the California Consumer Privacy Act and the California Privacy Rights Act. Our Data Protection Office continually refines our practices to make certain that the Company maintains information in a globally consistent approach regardless of the location of our customers and employees while ensuring we remain in compliance with stringent global privacy policies. Our internal audit plan includes an annual review of our privacy program to ensure our privacy controls are operating in accordance with our established measures and to ensure we maintain a focus on privacy at the highest levels. The results of this audit are presented to and discussed with the Audit Committee. In addition, updates on privacy matters are included as part of the Audit Committee’s review of the Company’s Enterprise Risk Management program. We maintain a privacy policy that describes how we collect, use, store, share and protect customer data, as well as how customers can access and manage their personal data.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Sustainability Risk Oversight
We have designed our approach for managing sustainability matters in a way that emphasizes robust transparency and oversight, and these processes help us to continue to review and incorporate sustainability matters into our strategy and operations. Our sustainability governance structure is set forth below:

BOARD AND COMMITTEE OVERSIGHT

Nominating and Governance Committee	Compensation and Human Capital Committee
Under the Governance Committee Charter, the Governance Committee is responsible for the oversight of the Company’s sustainability strategies, practices and programs and to oversee and review the Company’s public disclosures on such matters, including disclosures in the Company’s proxy statement and annual sustainability report.
The Governance Committee regularly reports to the Board on the Company’s sustainability strategies, practices and programs, including in relation to risk mitigation and reporting.

Under the Compensation Committee Charter, the Compensation Committee oversees the Company’s talent management and employee engagement through its oversight of the Company’s human capital management practices and programs.
The Compensation Committee reports at least quarterly to the Board regarding the Company’s human capital management practices and programs.

MANAGEMENT OVERSIGHT

Management oversees the progress of respective ESG programs and practices as they relate to key areas of our business
•Our Chief Legal Officer reports at least quarterly to the Governance Committee on the Company’s sustainability programs and practices, including progress on goals such as our emissions reductions.
•Members of our Steering Committee (as defined below) report directly to members of management, giving them direct insights into key parts of the business and how sustainability aspects flow into various areas within the Company, including corporate responsibility programs, human capital management operations, investor relations, public policy, legal and governance matters, as well as data security and privacy and strategic planning.

STEERING COMMITTEE

Our sustainability steering committee (the “Steering Committee”) is composed of leaders across the Company
•The Sustainability Steering Committee oversees key sustainability priorities and reviews all sustainability programs and practices across GoDaddy, and members discuss such matters with management in ways that inform and guide the business.
•The Steering Committee supports our ongoing commitment to our sustainability practices and disclosures, the development of our sustainability programs and our goal-setting efforts.
•The Steering Committee discusses our key sustainability priorities, including topics such as data privacy and security, global policy, facilities and data centers, human capital management, environment, and corporate governance.

2023 Proxy Statement	31

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Stockholder Engagement Approach and Philosophy
Our Board and management take a long-term, constructive view toward stockholder engagement. We recognize that stockholder feedback is critical to driving growth, creating value, and most important being responsible stewards of stockholder capital. As a result, our management regularly engages with our stockholders, often with a director joining the discussion, to hear their perspectives and guidance.
We greatly value this feedback, and we seek to optimize our corporate governance by refining our policies, procedures and practices when appropriate. In addition to the engagement described below, we also communicate with our stockholders through a number of other forums, including quarterly earnings calls, SEC filings, our annual report and proxy statement, our annual meeting of stockholders, investor meetings and conferences, and our Investor Relations website.
As part of our growing and comprehensive engagement program, we have established a robust annual engagement cycle that allows us to capture and integrate stockholder feedback into our decision-making processes.

Conduct off-season engagement outreach with stockholders and proxy advisers to discuss, among other topics, corporate governance, human capital management, environmental sustainability, and executive compensation.

Share stockholder feedback with the Board, and committees where appropriate, for consideration to determine any potential changes to be made.

Leading up to the Annual Meeting of Stockholders, conduct in-season engagement outreach to answer any stockholder questions on ballot items and the proxy statement.

Review the results of the Annual Meeting of Stockholders, stockholder feedback and governance trends to inform next steps.
As a part of this stockholder engagement program, we review the feedback with our Board and committees to consider possible changes as appropriate. Below are key highlights from our stockholder engagement program over the recent years:

Governance	Proxy Disclosure
•Declassification of the Board with annual elections
•Removal of the supermajority requirement for stockholders to amend the Company’s Charter and Bylaws
•Adoption of a majority vote standard for director elections
•Formalized Board-level oversight of ESG matters, including human capital management

•Further improved disclosures to increase readability and clarity
•Expanded disclosures related to our Board skills and experience
•Enhanced disclosures regarding Board and committee self-assessment processes
•Enhanced disclosure related to the Board’s oversight of cybersecurity

Executive Compensation	Environmental and Social
•Removal of evergreen provisions beginning in 2023 via an amendment to our 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan
•Added two additional metrics, revenue and NEBITDA, to our 2023 STIP to further align executive compensation with the Company’s business strategy outlined at Investor Day (see the section “Performance Metrics” in the Compensation Discussion and Analysis of this Proxy Statement)

•Committed to reducing our scope 1 and 2 emissions by 50% by 2025 from a 2019 baseline
•Joined the UN Global Compact to further drive commitment to sustainability
•Hired first Vice President of Diversity, Inclusion and Belonging, responsible for implementing GoDaddy’s related programs and strategy
•Publication of our EEO-1 data

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Other Governance Policies
Communications with the Board of Directors
Stockholders or other interested parties may communicate directly with the Board, the Board Chair, any of the Company’s other non-management directors or the non-management directors as a group by mailing correspondence to the Company’s Chief Legal Officer and Corporate Secretary at GoDaddy Inc., 2155 E. GoDaddy Way, Tempe, Arizona, 85284, Attention: Chief Legal Officer and Corporate Secretary or Legal Department, or by sending such communication via email to governance@godaddy.com. The Company’s Chief Legal Officer and Corporate Secretary or Legal Department shall review all incoming stockholder communications and route such communications to the appropriate member(s) of the Board. Materials that will not be forwarded include mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate materials.
The Company’s Chief Legal Officer and Corporate Secretary or Legal Department will notify the Board Chair or the chair of the Governance Committee of any stockholder communications received that he/she deems significant.
Stockholder Recommendations for Director Candidates
It is the policy of the Board that the Governance Committee consider recommendations from stockholders using the same process it follows for other candidates. Stockholders may recommend director nominees for consideration by the Governance Committee by writing to the Chief Legal Officer and Corporate Secretary of the Company at GoDaddy Inc., Attention: Chief Legal Officer and Corporate Secretary, 2155 E. GoDaddy Way, Tempe, Arizona 85284, or by sending such communication via email to governance@godaddy.com.
Pursuant to the terms of our Bylaws, stockholder nominations must be received by our Chief Legal Officer and Corporate Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and must comply with the additional requirements of our Bylaws. For more information on stockholder nominations, see the section “Additional Information and Frequently Asked Questions About this Proxy Statement and the Annual Meeting — Submission of Proposals and Other Items of Business for the 2024 Annual Meeting” on page 72.
Anti-Hedging and Anti-Pledging
Directors, officers and employees are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. In addition, directors, officers and certain other executives may not pledge Company securities under any circumstances, including by purchasing Company securities on margin or holding Company securities in a margin account, or pledging securities as collateral for loans.
Whistleblower Policy
The Company encourages directors, officers, employees, independent contractors and others who reasonably believe that they have become aware of questionable accounting, internal accounting controls or auditing matters, fraudulent financial information being reported, violations of the Company’s Code of Business Conduct and Ethics or other Company policies, or the violation of securities laws or any other applicable laws, to raise these concerns in accordance with our Whistleblower Policy. Our Chief Legal Officer is responsible for maintaining a log of complaints received under the Whistleblower Policy and preparing summary reports for the Audit Committee. Our Chief Legal Officer reports significant accounting and auditing complaints to the Audit Committee, which oversees investigations of such complaints, and determines the appropriate person or department to investigate non-accounting and auditing complaints, in accordance with the Whistleblower Policy.

2023 Proxy Statement	33

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics is applicable to all our employees, directors and executive officers. The Code of Business Conduct and Ethics considers questions of possible conflicts of interest of directors and executive officers, and approves or prohibits any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.
We will promptly disclose, if required by applicable laws, any amendment to, or waiver from, our Code of Business Conduct and Ethics granted to directors or executive officers by timely posting such information on our corporate website.
Where to Find More Information
Copies of our Bylaws, Corporate Governance Guidelines, Code of Business Conduct and Ethics and Whistleblower Policy, as well as each Board committee’s charter, are available on our corporate website at aboutus.godaddy.net/investor-relations/governance.
Non-Employee Director Compensation
We established an Outside Director Compensation Policy pursuant to which each member of our Board who is not a Company employee and is not affiliated with a holder of greater than 5% of any class or series of our capital stock (each an “Eligible Director”) will receive cash and equity-based compensation for their services on our Board.
The Outside Director Compensation Policy is periodically reviewed by the Compensation Committee, with the input of its independent compensation consultant, to ensure that the compensation paid to our Eligible Directors reflects current market assessments, data and analyses.
Cash Retainers
Our Eligible Directors were entitled to receive the following annual cash retainers for their services in 2022:
•$50,000 per year for service as a Board member;
•$50,000 per year for service as chair of the Board;
•$27,500 per year for service as chair of the Audit Committee;
•$15,000 per year for service as a member of the Audit Committee;
•$20,000 per year for service as chair of the Compensation Committee;
•$12,000 per year for service as a member of the Compensation Committee;
•$12,000 per year for service as chair of the Governance Committee; and
•$6,000 per year for service as a member of the Governance Committee.
Each Eligible Director will receive a prorated annual cash retainer based on the number of months he or she has, or will have, provided services to us in the year in which he or she was appointed or elected or ceases to serve on the Board. No additional or separate fees are paid for attendance at meetings of our Board.
Equity Compensation
Initial Award. Upon an Eligible Director’s appointment or election to the Board, he or she will receive an initial grant of RSUs having a grant date value of $235,000. These RSUs vest on the first anniversary of the grant date, subject to the Eligible Director continuing to be a service provider through such date.
Annual Award. On the date of each annual meeting of stockholders, each Eligible Director who has served on our Board for at least six months as of the date of the annual meeting will receive an annual grant of RSUs with a value of $235,000. In addition, on the date of each annual meeting, the chair of the Board will receive an additional annual grant of RSUs having a grant date value of $80,000. These RSUs vest on the day immediately prior to the next annual meeting after the effective date of grant, subject to the Eligible Director continuing to be a service provider through such date.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
The number of shares underlying the RSUs granted under the Outside Director Compensation Policy is determined by dividing the specified value by a per-share price as determined based on the volume weighted average price of our Class A common stock for the 30 trading days immediately preceding the last trading day of the month prior to the month of the grant date.
Under the terms of our 2015 Equity Incentive Plan (the “2015 Plan”), an Eligible Director may not receive in any fiscal year equity awards with a grant date fair value in excess of $1.0 million (or $2.0 million in connection with initial service as an Eligible Director). Awards granted to an individual in respect of their service as an employee or consultant, but not an Eligible Director, will not count for purposes of this limitation.
Equity Ownership Guidelines for Non-Employee Directors
We adopted equity ownership guidelines applicable to our non-employee directors who receive compensation under our Outside Director Compensation Policy. These guidelines provide that each of these non-employee directors is expected to attain and maintain a minimum equity interest ownership equal to five times the director’s annual cash retainer (not including any additional fees received for committee service or serving as a chair of a committee) for Board service as follows: (i) for our existing non-employee directors, by the date of our 2024 annual stockholder meeting, and then throughout such director’s tenure on the Board and (ii) for any newly appointed or elected non-employee directors, by the fifth annual stockholder meeting after he or she joins the Board, and then throughout such director’s tenure on the Board. In determining if a non-employee director has satisfied the equity ownership guidelines, shares of (or equity exchangeable for) the Company’s Class A common stock beneficially owned by the director, or to which the director is otherwise entitled, are taken into consideration. Shares underlying unexercised stock options and unvested equity awards are not taken into consideration. As of December 31, 2022, all of our non-employee directors are either in compliance with the equity ownership guidelines or are on track to comply with the equity ownership guidelines within the applicable time periods. The Compensation Committee is responsible for administering the equity ownership guidelines applicable to our non-employee directors.
2022 Non-Employee Director Compensation
The following table summarizes compensation for each of our non-employee directors during the year ended December 31, 2022. For all of our non-employee directors, we offer health insurance benefits and reimbursement of travel and other related expenses for attending meetings.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)(3)	Total ($)
Herald Chen	65,000	224,608	(4)	—	289,608
Caroline Donahue	77,000	224,608	(4)	19,194	320,802
Mark Garrett	77,500	224,608	(4)	17,427	319,535
Charles Robel	98,750	301,079	(5)	8,265	408,094
Ryan Roslansky	56,000	224,608	(4)	—	280,608
Brian Sharples	82,500	224,608	(4)	9,096	316,204
Leah Sweet	74,000	224,608	(4)	17,199	315,807
Lee Wittlinger	56,000	224,608	(4)	—	280,608
(1)These amounts reflect annual cash retainers earned during 2022 for each Directors’ service as a member of our Board, and, if applicable, chair of, or as a member of, one or more Board committees, in accordance with our Outside Director Compensation Policy described above.
(2)These amounts reflect the aggregate grant date fair value of RSUs granted during 2022, computed as described in Note 2 to our audited financial statements, which are included in our 2022 Form 10-K, for each Directors’ service as a member of our Board, as described under “Equity Compensation” above.
(3)For Messrs. Garrett and Robel and Ms. Sweet, these amounts reflect health insurance benefits for each such Directors’ service as a member of our Board. For Ms. Donahue, this amount represents $15,975 in health insurance benefits and $3,219 in payment of travel expenses related to her attendance at Board meetings in 2022. For Mr. Sharples, this amount represents $6,167 in payment of professional membership dues and $2,929 in payment of travel expenses related to his attendance at Board meetings in 2022.
(4)On June 1, 2022, Messrs. Chen, Garrett, Sharples, Roslansky and Wittlinger and Mses. Donahue and Sweet were each awarded an annual grant of RSUs covering 3,084 shares of our Class A common stock for their service as members of our Board. 100% of the shares subject to the RSUs are scheduled to vest on June 6, 2023 (the day immediately prior to our Annual Meeting), subject to each of their continued service with us through such date. As of December 31, 2022, each of these directors held 3,084 RSUs and none of these directors held any stock options.

2023 Proxy Statement	35

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
(5)On June 1, 2022, Mr. Robel was awarded an annual grant of RSUs covering 4,134 shares of our Class A common stock for service as a member of our Board and our Board Chair. 100% of the shares subject to the RSUs are scheduled to vest on June 6, 2023 (the day immediately prior to our Annual Meeting), subject to his continued service with us through such date. As of December 31, 2022, Mr. Robel held 4,134 RSUs and stock options to purchase an aggregate of 23,627 shares of our Class A common stock.
Executive Officers
The following table identifies certain information about our executive officers. Our executive officers are appointed by our Board to hold office until their successors are appointed and qualified.
For Mr. Bhutani's biography, please see the section titled "Continuing Directors" beginning on page 19.

Roger Chen, 52
Roger Chen has served as our Chief Operating Officer since January 2022. Prior to this role, Mr. Chen served as the President of the Company’s Domain and Registrars and Investors Business from January 2020 until his appointment as Chief Operating Officer. Previously, Mr. Chen was the Senior Vice President of Asia Pacific region from March 2018 to January 2020. From June 2015 to March 2018, Mr. Chen served as the Company’s Vice President of Asia.

Nick Daddario, 54
Nick Daddario has served as our Chief Accounting Officer since December 2019. Before joining GoDaddy, Mr.  Daddario served as Vice President, Controller for Harvest Health & Recreation Inc., from March 2019 to October 2019. Prior to joining Harvest Health, Mr. Daddario held several positions with Marriott International Inc. and Starwood Hotels and Resorts Worldwide Inc. from April 1998 to March 2019, including as Vice President, Corporate Controller and Site Leader. Prior to joining Starwood, Mr. Daddario worked as a Manager in the assurance practice of Arthur Andersen LLP for six years.

Michele Lau, 47
Michele Lau has served as our Chief Legal Officer and Corporate Secretary since July 2021. Prior to joining GoDaddy, Ms. Lau served as Senior Vice President, Corporate Secretary and Associate General Counsel at McKesson Corporation from March 2018 to June 2021. Prior to that role, Ms. Lau served in a number of roles at McKesson Corporation. From October 2002 to April 2008, Ms. Lau was an attorney at Morrison & Foerster LLP.

Mark McCaffrey, 57
Mark McCaffrey has served as our Chief Financial Officer since June 2021. Before joining GoDaddy, Mr. McCaffrey spent over 20 years in various roles at PricewaterhouseCoopers LLP in the Technology, Media and Telecommunications (TMT) Sector, including as the US TMT Sector Leader, guiding an experienced team of consultants working across clients in the TMT industries. He also served as the Global Software Industry Leader for the firm, including as the global engagement partner on several of PwC’s largest multinational software and services clients.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Executive Compensation

Proposal No. 2 Advisory Vote on the Compensation of Our Named Executive Officers

The Board of Directors unanimously recommends that you vote “FOR” the approval of the advisory resolution on the compensation of our named executive officers in this proposal 2.

In accordance with the rules and regulations of the SEC, pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in accordance with the rules and regulations of the SEC in the "Executive Compensation" section of this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views with respect to our NEOs' compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all our NEOs and our executive compensation philosophy, policies and practices as described in this Proxy Statement.
The say-on-pay vote is advisory, and is therefore not binding on us, our Compensation Committee, or our Board. The say-on-pay vote will, however, provide critical information to us regarding stockholder sentiment about our executive compensation philosophy, policies and practices, which our Compensation Committee will be able to consider when determining executive compensation for the remainder of the current year and beyond. Our Board and our Compensation Committee value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will communicate directly with our stockholders to understand and consider their concerns, and determine what actions, if any, are necessary to address such concerns.
We believe the information we have provided in the "Executive Compensation" section of this Proxy Statement, and in particular the information discussed in "Executive Compensation—Compensation Discussion and Analysis," and related tabular disclosure, highlights our core principles of providing fair and equitable compensation that ties pay to performance, is competitive in the marketplace, and reflects the feedback of our stockholders. Accordingly, we ask our stockholders to vote "FOR" the compensation paid to our named executive officers by adopting the following resolution at the Annual Meeting.

2023 Proxy Statement	37

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Compensation Discussion and Analysis
This Compensation Discussion and Analysis discusses the objectives and philosophy for our executive compensation program as well as the principles underlying our decision-making processes with respect to each component of compensation that we provide to our NEOs.
Table of Contents

Named Executive Officers	38	Insider Trading Policy	52
Overview	39	10b5-1 Trading Plans	52
Principal Elements of Pay	39	Anti-Hedging and Pledging Policy	53
Compensation Decision-Making Process	42	Compensation Recovery Policy	53
Annual Compensation	43	Equity Ownership Guidelines for Executive Officers	53
Base Salary	43	Tax Considerations	53
2022 Short-Term Incentive Plan	44	Accounting Considerations	54
2022 STIP Results	45	Compensation and Human Capital Committee Report	54
Long-Term Compensation	48	Executive Compensation Tables	55
2022 Long-Term Incentive Plan	48	Summary Compensation Table	55
Achievement of 2020 PSUs	49	Grants of Plan-Based Awards During 2022	56
Achievement of Pre-2020 Long-Term Incentive Grants	49	Outstanding Equity Awards at Year End	57
Other Compensation Policies and Practices	50	Stock Awards Vesting During 2022	58
Additional Pay Elements	50	Potential and Actual Payments Upon Termination or Change in Control	58
Independent Compensation Consultant	51	Equity Compensation Plan Information	61
Peer Group	51	CEO Pay Ratio	62
Employment Agreements	51	Pay versus Performance	63
Risk Assessment and Compensation Practices	52
Named Executive Officers
Our NEOs are listed below and appear in the Summary Compensation Table and the tables that follow, beginning on 56.

Aman Bhutani Chief Executive Officer	Mark McCaffrey Chief Financial Officer	Roger Chen Chief Operating Officer	Nick Daddario Chief Accounting Officer	Michele Lau Chief Legal Officer and Corporate Secretary

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Overview
Compensation Philosophy and Objectives
Our general compensation philosophy is to offer programs that attract, motivate and retain our executives and key employees and that drive business results over the short- and long-term in a manner that creates long-term stockholder value. Our executive compensation program is based upon and designed to address four core principles:

Pay for Performance	Competitive Pay	Fair and Equitable	Responsive to Stockholders
We promote our overall “pay for performance” compensation philosophy by ensuring a significant portion of our NEOs’ compensation is “at risk” and subject to corporate and individual performance achievement goals

We strive to provide competitive compensation packages to our executive officers that aid us in recruiting and retaining top talent, and motivating and rewarding achievement of our short- and long-term business objectives
We aim to provide compensation reflective of our long-lasting commitment to building an inclusive environment where our employees, customers, and communities have an opportunity to thrive
We incorporate the themes and specific feedback we hear from our stockholders to build and update our compensation programs to ensure that they align with stockholder interests and market best practices

Principal Elements of Pay
The primary elements of the compensation program for our NEOs consists of a base salary, short-term incentive plan (“STIP”) and long-term incentive plan (“LTIP”). We believe these primary compensation components reflect our core principles by establishing an executive compensation program that offers fair, equitable and competitive compensation aimed to attract and retain qualified individuals, that links individual performance to corporate performance, focuses the efforts of our executive officers on the achievement of both our short- and long-term objectives and is responsive to stockholder feedback. Our executives’ total compensation packages may include additional broad-based employee benefits as described in the section titled “Other Compensation Policies and Practices — Additional Pay Elements” below.

TOTAL TARGET COMPENSATION
CEO	NEOs (Average)

2023 Proxy Statement	39

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Principal Elements
The chart below provides a summary of the elements that make up our compensation plans, including the rationale for each element. The overall use and weight of each primary compensation element is based on a number of factors, including historical compensation levels, market competitiveness, performance objectives and individual contributions. We seek to allocate a significant portion of each executive officer's total annual target compensation to performance-based compensation that is "at risk" based on corporate performance, including cash performance bonuses and performance-based equity awards. These awards are earned only if we achieve specified key short-term and long-term performance objectives.

FIXED	VARIABLE

BASE SALARY	SHORT-TERM INCENTIVE PLAN	LONG-TERM INCENTIVE PLAN

Targeted at competitive levels and based on past experience and expected future contributions Establishes competitive pay that properly incentivizes executive officers for day-to-day responsibilities
80% - Corporate Performance Goal
•50% Bookings
•50% Unlevered Free Cash Flow
20% - Individual Performance Goals
Provides the appropriate incentives for our executive officers to work collaboratively as a team to achieve important financial, business and strategic goals in our operating plan and to reward individual contributions

50% - PSUs
•100% relative TSR measured against the Nasdaq Internet Index
•Cliff vest after 3-year performance period
50% RSUs
•Vest over a 4-year period with 25% vesting after the first year and equal quarterly vesting for the next 3 years
Strengthens the alignment between the interests of our executive officers and those of our stockholders by tying vesting of awards to achievement of a relative TSR measure against the Nasdaq Internet Index, which incentivizes our executives to drive long-term stockholder value
Our use of both time- and performance-based equity awards also promotes executive officer retention by linking vesting to continued employment
Mr. Daddario, who is an NEO, but not a member of our leadership team, receives 100% of his long-term incentive compensation in the form of RSUs

Performance Metrics
The Compensation Committee revises and selects STIP and LTIP performance metrics on an annual basis that are designed to incentivize and reward our executives over the short- and long-term while encouraging performance in critical operational and financial areas of our business. The Compensation Committee then establishes the levels of performance necessary to achieve those metrics in a manner designed to motivate our executive team to achieve stretch levels of business performance that lead to increased stockholder value. For 2022, the Compensation Committee approved corporate performance metrics of bookings and unlevered free cash flow for our STIP and rTSR for our LTIP.
For more information on the STIP and LTIP performance metrics and how the Compensation Committee aims to reward stretch performance, please see the sections titled “Annual Compensation — 2022 Short-Term Incentive Plan,” and “Long-Term Compensation — 2022 Long-Term Incentive Plan.”

Short-Term Incentive Plan

Bookings:	•Indicator of the expected growth of the Company •Key measure of operating performance

Unlevered Free Cash Flow (uFCF):	•Primary measure of liquidity •Marker of ability to pursue strategic opportunities •Indicator of balance sheet strength

Individual Performance Goals:	•Measure of achievement against established goals and outlook for the year

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
STIP Performance Metrics. The Compensation Committee sets rigorous corporate performance goals for the STIP based on key drivers of the business, taking into account Company- and industry-wide outlooks for the year, historical and projected growth and performance expectations when setting targets. For 2022, the Compensation Committee decided to maintain the same metrics for the STIP as were in the 2021 plan: bookings, uFCF and individual performance. These are the same operating metrics that are included in the Company’s annual operating plan, and communicated to stockholders on a regular basis. Additional detail on each of these metrics and how they support our strategy is provided below:
•Bookings. The growth of our business relies on our ability to generate bookings and revenue from the sale of our products and services. Accordingly, bookings is a strong indicator of the expected and actual growth of our Company and a key measure of our operating performance. In addition, we rely on our ability to grow our Company through investments in our business, our employees and new products and services for our customers. (The definition of Bookings can be found in “Appendix A – Operating Metrics, Non-GAAP Financial Information and Reconciliations” beginning on page 78).
•Unlevered Free Cash Flow. uFCF, a primary measure of our liquidity, indicates our ability to engage in our strategic opportunities and strengthen our balance sheet. (The definition of uFCF can be found in “Appendix A - Operating Metrics, Non-GAAP Financial Information and Reconciliations” beginning on page 78).
•Individual Performance. The Compensation Committee also believes it is important to evaluate the individual achievements of each NEO against his or her individual performance goals, responsibilities and outlook established at the beginning of the year. The Compensation Committee takes a measured approach on individual performance reviews to ensure that our NEOs are appropriately motivated and incentivized to continue to perform at high levels and to avoid any incentives for excessive risk-taking.
In determining the bookings and uFCF targets, the Compensation Committee considers the Company’s and its peers’ business objectives, projections and growth opportunities, market outlooks and feedback from our stockholders. Targets are set with stretch goals that are more rigorous, requiring a higher growth percentage to achieve payouts above target.
2023 STIP Performance Metrics Updates. At our February 2022 Investor Day, our executive team laid out its three-year strategic plan, which included a focus on revenue, NEBITDA, free cash flow per share, and capital allocation. Following this presentation, during 2022, the Compensation Committee undertook a review of the current compensation program. This review focused on the STIP metrics and assessed whether the 2023 STIP should be redesigned to incorporate the business metrics our executive officers outlined as a focus at Investor Day and which would further align the strategic goals of the Company with executives’ pay. The Compensation Committee proposed adding revenue and NEBITDA as a third and fourth metric in the STIP, in addition to the existing bookings and uFCF metrics. As part of this review, our stockholder engagement team, which included the Compensation Committee Chair, sought feedback on the inclusion of these metrics in the STIP from stockholders during our fall 2022 engagement. Stockholders were supportive of the change and encouraged by the further focus and alignment with the business strategy. Based on a thorough analysis, which included a benchmarking and review with assistance from the Compensation Committee’s compensation consultant, Semler Brossy, and support of our stockholders, the Compensation Committee approved the use of bookings, revenue, NEBITDA and uFCF as performance metrics for the Company’s 2023 STIP. A further discussion of these metrics will be included in our 2023 proxy statement for our 2024 annual meeting of stockholders.

Long-Term Incentive Plan

Relative Total Stockholder Return (rTSR):	•Key indicator of stockholder value creation •Ties pay to performance

LTIP Performance Metrics. Our performance-based LTIP awards are structured to incentivize and focus our executives on performance that drives stockholder value. In response to stockholder feedback, the Compensation Committee selected a performance metric for our performance-based LTIP awards that is based on rTSR against the constituents of the Nasdaq Internet Index. Consistent with past years, achievement of target levels requires performance at the 50th percentile of the rTSR comparator group. In addition, the number of shares earned for the rTSR portion of the award is capped at 200% of target, and no shares are earned if rTSR for the three-year performance period falls below the 25th percentile of the rTSR comparator group.

TSR Multiplier (as a % of Target)
200%
150%
100%
50%
0%
Below Threshold (<25th percentile)
Target
Maximum
Threshold (25th percentile)
Target (50th percentile)
Maximum (85th percentile)

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Compensation Decision-Making Process
Our executive compensation program is primarily administered by our Compensation Committee, with approval from our Board, when applicable. Our Compensation Committee makes decisions regarding annual compensation levels for our executive officers, including our NEOs, and establishes the financial and operational performance metrics applicable to our STIP and LTIP. Our CEO and other members of our management team provide input where requested, except relative to their own compensation. The Compensation Committee reviews, on an annual basis, the compensation of our executive officers to ensure that we are adhering to our core principles of providing fair and equitable compensation that ties pay to performance, is competitive in the marketplace, and reflects the feedback of our stockholders, and to confirm that our compensation policies and practices do not encourage excessive risk taking.
Annual Review Process
The following highlights the Compensation Committee’s annual review process:

BENCHMARK AND REVIEW

•Review and approve compensation peer group •Evaluate market trends •Review say-on-pay results	•Benchmark CEO and NEO compensation •Review compensation policies against peers •Evaluate pay for performance alignment

GOAL SETTING

•Discuss the Company’s compensation policies and practices for employees as they relate to risk management and risk-taking incentives	•Review and approve goals and objectives •Establish target pay levels

EVALUATE

•Evaluate performance against metrics •Assess individual goals •Certify performance results •Consider and recommend incentive compensation payout amounts and annual equity awards	•Review pay equity, diversity and representation •Review management performance

APPROVE

•Approve compensation payouts following Board certification of Company performance results	•Approve annual base salary, equity grants and short-term incentive compensation design

Key Inputs
•Market Data: The Compensation Committee reviews market data and other inputs in connection with proposed enhancements to our compensation program. The Compensation Committee also considers comparative peer group data and market benchmarking and analysis. Some of this data is provided by the Compensation Committee’s independent compensation consultant, who provides ongoing input with respect to overall executive compensation decisions and analyses for our NEOs through a review of competitive market data, as well as other data sources, including Radford. The services provided by the independent compensation consultant in 2022 are described in the section titled “Independent Compensation Consultant.”
•Stockholder Feedback: Through our annual engagement cycle, the Compensation Committee obtains valuable insight into stockholder preferences as well as market best practices.
•Management: Management provides feedback and expertise regarding compensation matters for NEOs, including appropriate amounts, targets and goals necessary to recruit, retain and incentivize our executives. No member of management is involved in discussions or deliberations regarding his or her own compensation.

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Performance Reviews and Board Reports
Our management team, including our CEO, conducts an annual review of the performance of each member of our leadership team, other than Mr. Daddario who is not a member of our leadership team and whose annual performance review, which differs from the leadership team, is described further below. This review includes an assessment against goals and a corporate “scorecard” for each of our leadership team NEOs. Summaries of such reviews are discussed with the Compensation Committee, including an assessment of performance achievements against each individual’s goals and targets. This helps to inform the Compensation Committee’s decisions regarding awards and payout levels.
As Chief Accounting Officer, Mr. Daddario’s annual compensation elements and individual performance goals and achievements are reviewed on an annual basis as part of our annual performance-review cycle. The review is conducted pursuant to a formulaic matrix that measures both the quality and quantity of performance achievement according to a pre-established grid. Mr. Daddario does not participate in the review of his performance. At the end of each performance year, our management team reviews individual performance achievement against the grid and makes recommendations to the Compensation Committee regarding payout of performance awards and adjustments to annual compensation in accordance with the parameters set forth in the grid.
Annual Compensation
Base Salary
We provide base salaries to attract and retain key employees, including our NEOs, and to compensate them for services rendered on a day-to-day basis. Base salary is the only fixed component of our compensation program. The Compensation Committee annually reviews the base salaries of our executives based on comparative data and input from its compensation consultant and seeks input from our Chief Executive Officer, to ensure we are providing competitive pay against the market for the applicable executive’s role, past experience with the Company and expected future contributions. Base salary adjustments are generally made effective on April 1 of the year they are approved.
The following table shows the annual base salaries for our NEOs as of December 31, 2022 and December 31, 2021. Effective April 1, 2022, the base salaries for certain of our NEOs were increased by our Board as indicated in the table below, with input from Mr. Bhutani regarding each NEO’s base salary other than his own, accounting for competitive market data for their respective roles, past experience, overall performance and expected future contributions. Mr. Bhutani's base salary was set at, and has not increased since, the time he joined our Company in 2019 and was approved by our Board. The amounts in the “2022 Base Salary” column of the “Summary Compensation Table” represent the salary actually paid to our NEOs during 2022.

Name	2022 Base Salary ($)	2021 Base Salary ($)
Aman Bhutani	1,000,000	1,000,000
Roger Chen(1)	500,000	N/A
Nick Daddario	340,000	305,000
Michele Lau	500,000	475,000
Mark McCaffrey	525,000	525,000
(1)Mr. Chen was appointed Chief Operating Officer in January 2022. His employment agreement provides for an annual base salary of SGD 690,000, the Singapore dollar equivalent of $500,000 U.S. Dollars, which was converted according to the 60-day average exchange rate of U.S. dollar/SGD as of May 31, 2022 at approximately $1/SGD 0.72. This base salary will be reviewed on an annual basis and may be adjusted to reflect any material change to the relevant USD to SGD foreign currency exchange rate.

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2022 Short-Term Incentive Plan
Our STIP aims to provide incentives that drive annual performance based on our operating plan and individual performance goals. At the beginning of each year, the Compensation Committee, with input from our management team, establishes corporate performance goals and payout formulas. The performance goals are intended to be stretch goals, attainable through focused efforts and leadership by our executive officers. Each executive officer is eligible to earn a portion of his or her target short-term incentive opportunity based on the achievement against these pre-established performance goals and their relative weightings under the formulas established by the Compensation Committee for the year in review.
The components of our 2022 STIP consisted of a corporate performance component and an individual performance component. For all NEOs except Mr. Daddario, the corporate performance component was weighted at 80% of the overall STIP award and the individual performance component was weighted at 20% of the overall STIP award. For Mr. Daddario, who is an NEO, but not a member of our leadership team, the corporate performance component of his STIP was 70% and the individual performance component was 30%. The Compensation Committee has reserved discretion to adjust the achievement levels and/or actual bonuses paid if they deem appropriate, within the parameters of the performance framework. No discretionary adjustments were made for bonuses earned under the 2022 STIP.
CORPORATE PERFORMANCE GOALS AND PERFORMANCE CAP
As in prior years, the corporate performance component of the STIP was based on the achievement of pre-established levels of bookings and uFCF, as set forth below, which are key indicators of our operating performance, expected growth and balance sheet strength. For 2022, the bookings and uFCF performance metrics were weighted equally at 50% of the corporate performance component.
Bookings
The Bookings Performance Goal chart below illustrates the levels of bookings required to be achieved in 2022, based on a bookings target of $4.6 million, to meet the corresponding achievement levels for each performance level. In furtherance of our commitment to incentivize and reward executives for stretch performance, these performance targets were set at higher levels than our actual achievement levels in 2022. In no event will the payout level exceed 150% of target.
Unlevered free cash flow
The Unlevered Free Cash Flow Performance Goal chart below illustrates the levels of uFCF required to be achieved in 2022, based on an uFCF target of $1.1 million, to meet the corresponding achievement levels for each performance level. In furtherance of our commitment to incentivize and reward executives for stretch performance, these performance targets were set at higher levels than our actual achievement levels in 2022. In no event will the payout level exceed 150% of target.

Bookings Performance Goal	Unlevered Free Cash Flow Performance Goal

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INDIVIDUAL PERFORMANCE GOALS AND INDIVIDUAL PERFORMANCE CAP
As noted above, 20% of the 2022 STIP award (30% in the case of Mr. Daddario) was subject to the achievement of individual performance goals established for the NEO under the individual performance component. The Compensation Committee takes a measured approach on individual performance reviews to ensure that our executives are appropriately motivated and incentivized to continue to perform at high levels. The Compensation Committee approved a cap on the maximum achievement level for the individual performance component under the 2022 STIP of 300% of target, such that the aggregate maximum payout under each NEO’s award (other than Mr. Daddario) will in no event exceed 180% of his or her target award. Historically, the Compensation Committee has not approved payment in respect of the individual component above 200% of target. For Mr. Daddario, payout of his individual performance component is capped at 125% of target, such that his aggregate maximum payout opportunity is 142.5% of target.
The achievement by each NEO of his or her individual performance goals and the resulting award payout under the 2022 STIP is described below under “— 2022 STIP Results — NEO Individual Performance Components.”
2022 NEO TARGET STIP OPPORTUNITIES
The following table shows the target short-term incentive opportunities for our NEOs for 2022:

Name	Target Short-Term Incentive (% of Base Salary)
Aman Bhutani	100%
Roger Chen	80%
Nick Daddario	40%
Michele Lau	80%
Mark McCaffrey	80%
2022 STIP Results
CORPORATE PERFORMANCE COMPONENT
Following the 2022 performance period, the Compensation Committee, with the assistance of our management team, assessed the Company’s performance against the 2022 corporate performance goals and determined that we achieved bookings of $4,413.8 million (resulting in a below threshold multiplier of 0% for the bookings performance goal) and uFCF of $1,095.9 million (resulting in a target multiplier of 100% for the uFCF performance goal), each as represented in the charts below. The achievement levels resulted in an aggregate achievement percentage of 50% for the corporate performance component of our 2022 STIP.

Bookings Achievement Results	Unlevered Free Cash Flow Achievement Results

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CEO INDIVIDUAL PERFORMANCE COMPONENT
As in prior years, Mr. Bhutani’s 2022 STIP was weighted 80% based on corporate performance goals and 20% based on individual performance goals. By incorporating predetermined individual performance objectives that are not tied to financial or operational metrics, the Compensation Committee believes it is better able to incentivize Mr. Bhutani to focus on key measures which will contribute to the Company’s strategic goals and ultimately lead to greater success of the Company and contribute to stockholder value creation. The predetermined performance factors for Mr. Bhutani’s 2022 STIP include:

Approach	Develop and lead our approach to building relationships with our customers

Development and Execution	Oversee development of approach and execution of plan to increase the customer value surplus through competitive pricing to secure our on ramp and disrupt new categories

Enterprise Focus	Ensure enterprise focus on customers’ commercial success through accelerated innovation in robust presence and commerce capabilities

Investment for Economic Opportunity	Provide investment to enable economic opportunity for Pros and application developers by investigating in an ecosystem

Employee Experience	Elevate the employee experience through an unwavering commitment to our mission, our culture of learning and our celebration of inclusion and belonging

Positive Community Impact	Enable employees to make a difference in our communities through good governance and a focus on our mission and culture

Following the 2022 performance period, the Compensation Committee, with insight from our independent compensation consultant, conducted its annual assessment of the quantitative and qualitative measures, including the measures discussed above, to determine Mr. Bhutani’s performance achievement levels. Mr. Bhutani did not participate in discussions regarding his achievement levels. Following a robust discussion, the Compensation Committee approved Mr. Bhutani’s individual performance component at 100% of target. Some examples of Mr. Bhutani’s individual achievements, which contributed to his achievement of 100% of target, include:
•Leading the Company’s strategic focus on its published priorities establishing the Company as a software company delivering a one-stop shop solution for entrepreneurs.
•Overseeing key growth and cost saving programs that resulted in high single digit growth on a constant currency basis and profitability ahead of expectations.
•Positioning the company for growth in Commerce, a highly competitive industry, through the enablement of Commerce on every surface and brought a completely new and differentiated product to market with Payable Domains.

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OTHER NEO INDIVIDUAL PERFORMANCE COMPONENTS
Following the 2022 performance period, the Compensation Committee, with insight from management, including the Chief Executive Officer, conducted its annual assessment of the quantitative and qualitative measures for each NEO’s individual performance over the year to determine individual achievement results against their pre-established goals and metrics. Following these discussions, the Compensation Committee determined that each NEO achieved his or her individual performance component at 100% of target, with the exception of Mr. Daddario, whose achievement percentage was 110% of target.
Examples of the individual performance goals achieved for each of our NEOs and STIP targets and payouts for 2022 for each NEO, are set forth below:

Examples of Individual Achievements:
•Delivered on a successful Investor Day, which involved the publishing of our 3-year plan, and refreshing our segments and metrics
•Drove and owned execution of 3- year stock buyback
•Executed the refinancing of a $1,770 million tranche term-loan and $1,000 million revolving credit facility

Examples of Individual Achievements:
•Led the Company’s operational focus through continued iteration of our execution and how the Company operates in a challenging macro-economic environment
•Led the transformation of multiple commercial business units with significant people changes, efficiency gains, and better outcomes
•Oversaw delivery of core product features, improvements, and experimentation wins

Mark McCaffrey			Roger Chen

	Target STI Individual Component (20%) Corporate Component (80%) Total Achievement Total Bonus	— $420,000 — 100% — 50% — 60% — $252,000		Target STI Individual Component (20%) Corporate Component (80%) Total Achievement Total Bonus	— $399,659(1) — 100% — 50% — 60% — $242,465(2)

Examples of Individual Achievements:
•Successfully implemented two new reporting segments including recasting prior year SEC filings and implementing related system configurations
•Partnered with finance teams on capital and foreign exchange transactions including term loan refinancing, foreign subsidiary restructurings and share repurchases
•Continued to drive integration of acquisitions and support corporate development initiatives
•Reorganized team and direct reports into a more effective operating structure while creating development opportunities

Examples of Individual Achievements:
•Drove further evolution of our enterprise risk management program, and mitigation and management processes
•Led key enhancements in our compliance, controls and training programs
•Oversaw continued ESG progress, including deepening dialogue with stockholders on ESG matters, greenhouse gas emissions reduction goal setting, and increased disclosures and adoption of United Nations General Compact framework

Nick Daddario			Michele Lau

	Target STI Individual Component (30%) Corporate Component (70%) Total Achievement Total Bonus	— $132,548(1) — 110% — 50% — 68% — $90,133		Target STI Individual Component (20%) Corporate Component (80%) Total Achievement Total Bonus	— $383,357(1) — 100% — 50% — 60% — $230,014
(1)Ms. Lau’s and Messrs. Chen and Daddario’s 2022 bonus opportunities reflect proration for changes in base pay and resulting target bonus percentages.
(2)Mr. Chen’s 2022 bonus amount was converted according to the closing foreign exchange rate of U.S. dollar/SGD for February 24, 2023 (the date of payment) at approximately $1/SGD 0.74.

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Long-Term Compensation
2022 Long-Term Incentive Plan
A key component of our executive compensation program is our LTIP. We structure the LTIP to include equity and equity-based awards that are designed to align with and promote our core compensation principles, including fair, equitable and competitive pay to motivate, retain and recruit our key employees, including our NEOs, that reward performance against rigorous metrics and promote stockholder value by aligning the interests of our executives with those of our stockholders and respond to our stockholders.
2022 LTIP AWARDS
Our 2022 LTIP consisted of PSUs earned based on a three-year rTSR metric against the Nasdaq Internet Index and time-vesting RSUs. The Compensation Committee reviews our LTIP awards on an annual basis.
The table below sets forth the number of shares of our Class A common stock underlying grants of RSUs and PSUs granted to our NEOs in 2022. The Compensation Committee approved these LTIP awards after a detailed discussion and analysis of market data on LTIP awards from our peer group as well as an internal discussion of each of or NEOs roles and responsibilities and criticality. Our LTIP provides for 50% of the value to be granted in the form of RSUs that service-vest over four years with a one-year cliff as to 25% of the RSUs and quarterly vesting for the remaining 75% thereafter, and 50% of the value to be granted in the form of PSUs that vest based on the achievement of a rTSR metric over a three-year performance period, as described below. As an NEO, but not a member of our leadership team, Mr. Daddario receives 100% of the value of his LTIP award in RSUs that service-vest over four years with a one-year cliff as to 25% of the RSUs and quarterly vesting for the remaining 75% thereafter.

Name	Total Award Value ($)(1)	Number of Target PSUs Granted	Number of RSUs Granted(2)
Aman Bhutani	10,000,000	64,659	64,659
Roger Chen	4,000,000	25,864	25,864
Mark McCaffrey	4,000,000	25,864	25,864
Nick Daddario	540,000	—	6,984
Michele Lau	3,000,000	19,398	19,398
(1)The award value was converted into a number of shares based on the volume weighted average trading price for the 30 days ending on the last trading day of the month prior to the grant date. The award value reflects the intended value of the NEO’s awards approved by the Board in 2022 and is not the same as the value reported for the NEO for 2022 in the “Equity Awards” column in the Summary Compensation Table.
(2)RSUs vest over four years with a one-year cliff as to 25% of the RSUs on March 1, 2023 and quarterly vesting for the remaining thereafter.
2022 PSUs
In 2020, we included PSUs as a key component of our overall executive compensation program. These PSUs are earned and eligible to vest based on our achievement of our rTSR performance metric. The Compensation Committee chose to implement an rTSR performance metric for PSUs to more closely align our executives’ compensation to stockholder returns, and to reward superior performance while maintaining a retentive element through time-based vesting requirements. We believe the Nasdaq Internet Index is an appropriate comparator group for these awards because the index provides a sufficient number of comparator companies and represents a significant majority of the companies with which we compete for stockholder capital.
For PSUs granted in 2022, the performance period began on January 1, 2022 and ends on December 31, 2024, and any earned PSUs will vest subject to the executive’s continued employment with us through March 1, 2025. Consistent with past years, achievement of target levels requires median performance at the 50th percentile of the rTSR comparator group. In addition, the number of shares earned for the rTSR portion of the award is capped at 200% of target and no shares are earned if rTSR for the three-year performance period falls below the 25th percentile of the rTSR comparator group.

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Achievement of 2020 PSUs
For PSUs granted in February 2020 with a performance period of January 1, 2020 through December 31, 2022, PSUs were eligible to be earned from 0% to 200% of the target amount granted based on the achievement of our rTSR performance against the Nasdaq Internet Index as set forth below:

Percentile Rank	Payout Percentage
85th and above	200%
50th	100%
25th	50%
Below 25th	—%
Following the end of 2022, the Compensation Committee, in consultation with management, reviewed our achievement against the performance goal and determined that rTSR was achieved at a 71.2 percentile rank, resulting in a payout percentage of 160.61%.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Roger Chen(1)	17,249	1,450,296
(1)Mr. Chen is the only NEO who was at the Company and received PSUs in 2020.
Achievement of Pre-2020 Long-Term Incentive Grants
Prior to 2020, our long-term incentive compensation program included grants of PSUs that vest based on the achievement of annual performance metrics (bookings and uFCF targets) during each year of a four-year performance period, subject to the executive’s continued employment with us through each vesting date. Accordingly, for PSUs granted under our prior program (for which grants were made in each year from 2016 through 2019), a number of PSUs continue to be eligible to vest during each year of the remaining performance period. For accounting purposes, such PSUs are deemed to be granted in the year in which our Board establishes the applicable annual performance metrics, as reflected in Footnote 2 to the Summary Compensation Table. For PSU awards granted in 2019, the last performance period was January 1, 2022 through December 31, 2022, and these PSUs were eligible to vest based on our achievement of at least $4,591.0 million in bookings and at least $1,085.0 million in uFCF, subject to the applicable executive officer's continued service with us through the vesting date. Bookings and uFCF are each weighted at 50% of the overall award and are defined in the same manner as our 2022 cash bonus plan, as described above.
Following the end of 2022, the Compensation Committee, in consultation with management, reviewed our achievement against these performance objectives and determined that we achieved bookings of $4,413.8 million (resulting in 0% achievement for the bookings performance goal) and uFCF of $1,095.9 million (resulting in 100% achievement for the uFCF performance goal), resulting in the vesting of 50% of the applicable tranche of PSUs for 2022. For a graphical representation of the performance achievement of bookings and uFCF see page 45.
The following table sets forth the number of PSUs that were earned for 2022 for Messrs. Bhutani and Chen who, due to their tenure with us prior to 2020, held PSUs under the prior LTIP.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Aman Bhutani	12,462	989,732
Roger Chen	583	46,302

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Other Compensation Policies and Practices
Additional Pay Elements
In addition to the primary compensation components described above, our executives’ total compensation packages include the broad-based employee benefits and executive severance benefits described below.
NEO perquisites and personal benefits
We do not provide excessive perquisites to our NEOs. However, considering the rising threat of personal cyber-attacks targeted at corporate executives due to their level of access, their financial and reputational status and their use of digital devices for remote work, we cover the costs of cybersecurity protection for certain of our NEOs, including our CEO. These payments are delineated in Footnote 4 to the Summary Compensation Table.
In addition, in July 2022, in connection with the relocation of Mr. Chen from China to Singapore in connection with his appointment to Chief Operating Officer, the Company entered into a new employment agreement with Mr. Chen, which provided him a one-time payment of the USD equivalent of approximately $150,000 (grossed up for applicable taxes) to support his relocation. This payment is described in Footnote 4 to the Summary Compensation Table.
Broad-based employee benefits
Our compensation program for our executive officers, including our NEOs, includes benefits generally available to our other full-time employees. Offering these employee benefits serves to attract and retain our employees, including our NEOs. We periodically review our employee benefits programs to ensure they continue to serve these purposes and remain competitive.
We maintain a tax-qualified Section 401(k) retirement savings plan for our NEOs and other employees who satisfy the eligibility requirements. Under this plan, participants may elect to make pre-tax or Roth contributions of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. Currently, we provide matching contributions made by participants in the plan up to a maximum of 3.5% of eligible compensation annually, subject to limitations in our 401(k) plan applicable to highly compensated employees. We intend for the plan to qualify under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), enabling contributions by participants to the plan, and income earned on plan contributions, to not be taxable to participants until withdrawn from the plan. Additional benefits provided to our employees, including NEOs, consist of medical, dental, vision, short-term disability, long-term disability and life insurance benefits, and flexible spending accounts. Our NEOs receive these benefits on the same basis as our other full-time U.S. employees. Our NEOs are also eligible to participate in our employee stock purchase plan, which is a purchase plan that allows our U.S. and non-U.S. employees to purchase shares at a discount on specified purchase dates during the year, on the same terms as other U.S. employees.
Post-termination severance and change in control benefits
Mr. Bhutani entered into an employment agreement with us that provides for certain payments and benefits upon certain terminations of employment with us, both in connection with and not related to a change in control. The terms of Mr. Bhutani’s employment agreement are set forth in the section titled “Potential and Actual Payments Upon Termination or Change in Control.”
On May 1, 2021, our Board adopted a form of change in control and severance agreement (a “CIC and Severance Agreement”) for certain executive officers and key employees designated by the Compensation Committee to be party to such an agreement. Each of our NEOs (other than Mr. Bhutani, whose severance terms are set forth in his employment agreement) entered into a CIC and Severance Agreement. These agreements provide assurances of specified severance benefits to each such NEO whose employment is subject to involuntary termination other than for cause or voluntary termination for good reason. We believe it is important to provide such individuals with severance benefits upon certain qualifying terminations of employment to secure their continued dedication to their work, without the distraction of negative economic consequences of potential termination. We believe these severance benefits, as compared with similarly situated individuals at companies with which we compete for talent, are appropriate since the benefits are subject to the executive officer’s entry into a release of claims in our favor. For more detail, see the section titled “Potential and Actual Payments Upon Termination or Change in Control.”

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Independent Compensation Consultant
Under our Compensation and Human Capital Committee Charter, the Compensation Committee has the authority to engage a compensation consultant to assist in evaluating executive officer compensation. In 2022, the Compensation Committee retained Compensia, Inc. (“Compensia”) as its independent compensation consultant. Compensia assisted the Compensation Committee in providing peer group analyses, competitive market data and compensation reports to inform their judgment about executive compensation decisions and related matters. Compensia reported directly to our Compensation Committee and not to management, was independent and provided no other services to the Company. Each year, the Compensation Committee evaluates the independence of its compensation consultant to determine whether the services provided by the consultant raise any conflicts of interest. In 2022, the Compensation Committee evaluated the independence of Compensia and determined that no conflict of interest existed. Compensia served at the discretion of the Compensation Committee, and following a robust request for proposal in November 2022, the Compensation Committee discontinued their services, effective as of December 2022. In December 2022, the Compensation Committee retained Semler Brossy Consulting Group as its independent compensation consultant for 2023. At the time Semler Brossy was engaged, the Compensation Committee evaluated the independence of Semler Brossy and determined that no conflict of interest existed.
Peer Group
The Compensation Committee annually reviews the composition of our peer group used to compare and review the compensation paid to our executives against the competitive market and inform our compensation program design. In determining the appropriate composition of the peer group, the Compensation Committee considers changes in both our business and the businesses of the peer companies that comprise the group. After consultation with Compensia, in September 2022, the Compensation Committee approved the following peer group for 2023 executive compensation decisions:

•Akamai Technologies, Inc. •AutoDesk, Inc. •DocuSign, Inc. •Dropbox, Inc. •Electronic Arts, Inc. •ETSY, Inc. •Fortinet, Inc. •Gen Digital Inc. (formerly NortonLifelock, Inc.) •HubSpot, Inc. •IAC Inc.	•Nutanix, Inc. •Open Text Corporation •Shopify, Inc. •Verisign, Inc. •Wix.com, Ltd. •Workday, Inc. •Zendesk, Inc. •Ziff Davis, Inc. •Zillow, Inc.
The companies in this compensation peer group were selected on the basis of their similarity to the Company in size, industry focus and trajectory, including: (i) similar revenue size - approximately 0.3x to 3.0x our revenue in our previous four fiscal quarters as of August 2022 of approximately $4.0 billion; (ii) similar market capitalization - approximately 0.25x to 4.0x our market capitalization of $11.7 billion as of August 2022; (iii) similar profitability metrics - three year revenue growth greater than or equal to 6.3% and adjusted EBITDA margin of greater than or equal to 11.7% and (iv) industry and business alignment.
Employment Agreements
We consider maintaining a stable and effective management team, through entry into competitive employment agreements and offer letters, to be essential to protecting and enhancing the best interests of our Company and stockholders. In 2019, we entered into an employment agreement with Mr. Bhutani in connection with his hiring that provides terms that we believe offers a competitive compensation package that serves to retain and incentivize him to perform at the highest levels. In addition, in connection with their hiring in 2021, we entered into offer letters with each of Mr. McCaffrey and Ms. Lau, which provide standard employment and compensation terms and conditions. We entered into an employment agreement with Mr. Chen in connection with his appointment to Chief Operating Officer in January 2022, which includes standard employment and compensation terms and conditions consistent with such terms and conditions in Singapore, where he is located. See the section titled “Potential and Actual Payments Upon Termination or Change in Control” below for a description of the payments and benefits that are payable under these arrangements in connection with a termination of employment or change in control.

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Risk Assessment and Compensation Practices
Our management annually assesses and discusses with the Compensation Committee our compensation policies and practices for our employees as they relate to our risk management. Based upon this assessment, we believe that the following elements of our compensation program ensure that risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us in the future:
•incentive compensation program that reflects a pay for performance philosophy rewarding NEOs and other eligible employees for achievement of performance targets, and reservation of the payment of discretionary bonuses for extraordinary performance and achievement;
•equity awards that are diversified between time- and performance-based shares that include multi-year vesting schedules requiring long-term employee commitment;
•regular monitoring of short- and long-term compensation practices to determine whether management's objectives are achieved;
•short- and long-term metrics designed to reward stretch performance, without encouraging excessive risk taking;
•a mix of corporate performance metrics and individual performance goals to ensure employees are incentivized to add value at all levels of the Company;
•performance shares focused on relative performance against index of similar peers mitigating risk of payout for underperformance relative to peers;
•robust stock ownership guidelines for our directors and executive officers;
•a compensation recovery policy that covers compensation paid to CEO & direct reports in connection to a financial misstatement; and
•double-trigger change-in-control severance benefits and non-change-in-control severance provisions for executives.
Insider Trading Policy
We have an Insider Trading Policy that prohibits directors, officers, employees and agents (e.g., consultants and independent contractors) from:
•trading (or advising others to trade) our securities from the time such individuals obtain material, non-public information until that information has been publicly disclosed or is no longer deemed material;
•trading in the shares of other companies about which such individuals learn material, non-public information through the course of their relationship with us;
•for employees, officers or directors of the Company, engaging in transactions in publicly traded options, such as put and calls, and other derivative securities with respect to our securities, including hedging or similar transactions designed to decrease the risks associated with holding our securities;
•engaging in short sales with respect to our securities; and
•for any such individuals who are required to comply with Section 16 of the Exchange Act or the blackout periods or pre-clearance requirements under the Insider Trading Policy (which includes all of our NEOs that are currently employed by us), pledging Company securities as collateral for loans.
10b5-1 Trading Plans
In accordance with our Insider Trading Policy, our officers and directors may also choose to enter into 10b5-1 trading plans in the future. We will report 10b5-1 trading plans that may be adopted by any one of our officers and directors in the future, including any modifications or terminations of any publicly announced plan, to the extent required by applicable laws. As of the Record Date, two of our executive officers and one of our directors were party to 10b5-1 trading plans.

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Anti-Hedging and Pledging Policy
Directors, officers and employees are prohibited from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities.
In addition, directors, officers and certain other executives may not pledge Company securities under any circumstances, including by purchasing Company securities on margin or holding Company securities in a margin account, or pledging securities as collateral for loans.
Compensation Recovery Policy
We adopted a Compensation Recovery Policy (the “clawback policy”) pursuant to which we may seek the recovery of performance-based compensation paid by us. The clawback policy applies to our CEO and other Section 16 executive officers during the relevant period. The clawback policy provides that if (i) we restate our financial statements as a result of a material error; (ii) the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of specific financial results paid to a participant would have been less if the financial statements had been correct; (iii) no more than three years have elapsed since the original filing date of the financial statements upon which the incentive compensation was determined; and (iv) our Compensation Committee unanimously concludes, in its sole discretion, that fraud or intentional misconduct or gross negligence by such participant caused the material error and it would be in our best interests to seek from such participant recovery of the excess compensation, then our Compensation Committee may, in its sole discretion, seek repayment from such participant, and only if such participant was found to be directly responsible for the compensation recovery trigger. In October 2022, the SEC adopted rules requiring that the stock exchanges establish new listing rules that set minimum standards for clawback policies that must be implemented by their listed companies. Upon adoption of the rules, we will implement the newly required policies as necessary through an amendment to the policies described above or the adoption of additional compliant policies.
Equity Ownership Guidelines for Executive Officers
We adopted equity ownership guidelines applicable to our CEO and other executive officers. These guidelines provide that each executive officer is expected to attain a minimum equity interest ownership equal to two times (or six times, in the case of our CEO) his or her annual base salary (not including any bonus payments or equity grants) as follows: (i) for our existing executive officers, by December 31, 2025, and then throughout such officer's employment; and (ii) for any new executive officers, by the fifth anniversary of the date he or she commences employment, and then throughout such executive officer's employment.
In determining if an executive officer has satisfied the equity ownership guidelines, all shares of (or equity exchangeable for) the Company’s Class A common stock beneficially owned by the executive officer, or to which the executive officer is otherwise entitled, are taken into consideration. Shares underlying unexercised stock options and unvested equity awards are not taken into consideration. As of December 31, 2022, all our executive officers are either in compliance with the equity ownership guidelines or are on track to comply with the equity ownership guidelines within the applicable time periods. The Compensation Committee administers the equity ownership guidelines applicable to our executive officers.
Tax Considerations
We have not provided any of our executive officers or directors with a gross-up or other reimbursement for tax amounts the individual might pay pursuant to Code Section 280G or Code Section 409A. Code Section 280G and related Code sections provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control exceeding certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Code Section 409A also imposes significant taxes on the individual in the event an executive officer, director or other service provider receives "deferred compensation" not meeting the requirements of Code Section 409A.

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Based on the limitations imposed by Code Section 162(m), publicly traded companies generally may receive a federal income tax deduction for compensation paid to their chief executive officers and to certain of their other current and former highly compensated officers that qualify as "covered employees" within the meaning of Code Section 162(m) only if the compensation is less than $1,000,000 per person during any calendar year.
We are subject to the Section 162(m) limitations, unless the compensation is paid pursuant to a written binding contract in effect on December 20, 2019 (and not materially modified after that date) or the compensation was paid on or before December 18, 2020.
In approving the amount and form of compensation for our executive officers in the future, we expect to consider the cost to us of providing such compensation, including the potential impact of Code Section 162(m), as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. Our Board or the Compensation Committee, as applicable, may, in its judgment, authorize compensation payments that will or may not be deductible when it believes that such payments are appropriate to attract, retain or motivate executive talent.
Accounting Considerations
Accounting rules require us to measure the compensation expense for all share-based compensation awards made to our employees and directors, including stock options, RSUs, PSUs and other stock-based awards, based on the "grant date fair value" of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards. These rules also require us to recognize the "compensation cost" of our share-based compensation awards in our statements of operations over the period that the employee or director is required to render service to vest in the award.
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, our Compensation and Human Capital Committee has recommended to our Board that this Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully submitted by the members of the Compensation and Human Capital Committee:
Brian Sharples (Chair)
Caroline Donahue
Leah Sweet

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Executive Compensation Tables
Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities earned by our NEOs who served as executive officers during 2022:

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Aman Bhutani, Chief Executive Officer	2022	1,000,000		—	16,829,370	600,000	216,520	18,645,890
	2021	1,000,000		—	13,237,276	1,040,000	13,314	15,290,590
	2020	1,000,000		—	1,663,428	1,000,000	7,500	3,670,928
Mark McCaffrey, Chief Financial Officer	2022	525,000		—	5,909,148	252,000	22,826	6,708,974
	2021	298,846		250,000	8,672,016	254,900	5,593	9,481,355
Roger Chen, Chief Operating Officer	2022	496,393	(5)	—	6,005,449	242,465	178,273	6,922,580
Nick Daddario, Chief Accounting Officer	2022	330,712		—	582,535	90,133	7,879	1,011,259
	2021	303,692		—	676,948	127,461	7,673	1,115,774
	2020	296,270		—	—	118,508	7,500	422,278
Michele Lau, Chief Legal Officer and Corporate Secretary	2022	493,365		—	4,431,861	230,014	19,290	5,174,530
	2021	219,231		25,000	6,172,359	168,628	145,738	6,730,956
(1)The amounts in the “Bonus” column reflect (i) for Mr. McCaffrey, a sign-on bonus paid in connection with his hiring in 2021 and (ii) for Ms. Lau, an award paid in April 2022 for acknowledged out-performance as part of our CEO’s annual year-end review of exceptional employee performances in 2021.
(2)The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards considered granted for accounting purposes during the applicable year, computed as described in Note 2 to our audited financial statements, which are included in our 2022 Annual Report on Form 10-K. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not reflect the actual value realized or realizable by the NEO with respect to these awards, which value is only determinable after the shares underlying the applicable award vest. Assuming maximum achievement of the performance conditions for PSUs considered granted for accounting purposes in 2022, the total values of the PSUs at their respective grant dates were as follows: $20,815,597 for Mr. Bhutani, $7,503,664 for Mr. McCaffrey, $7,599,965 for Mr. Chen and $5,627,748 for Ms. Lau.

PSUs granted in 2019 were subject to four successive one-year performance periods beginning January 1, 2020 (see “Prior Year Long-Term Incentive Grants”). The following table lists the number and grant date fair value of PSUs that were considered granted for accounting purposes in each of 2022, 2021 and 2020 to Mr. Bhutani based on the performance targets established by our Board in each year; for Mr. Chen, we are only providing information on his awards for 2022 since he was not an NEO prior to 2022. As of December 31, 2022, the number of PSUs held by Messrs. Bhutani and Chen that were not yet considered granted for accounting purposes because the underlying performance targets were not yet established by our Board were 24,923 for 2023.

	2022		2021		2020
Name	PSUs Considered Granted (#)	Grant Date Fair Value ($)	PSUs Considered Granted (#)	Grant Date Fair Value ($)	PSUs Considered Granted (#)	Grant Date Fair Value ($)
Aman Bhutani	24,924	2,056,728	24,924	1,959,525	24,924	1,663,428
Roger Chen	1,167	96,301	N/A	N/A	N/A	N/A
(3)Represents annual bonuses earned under the 2022 STIP in respect of performance based on achievement of performance metrics described in the section “2022 Short-Term Incentive Plan” above. Mr. Chen’s 2022 bonus amount was converted according to the closing foreign exchange rate of U.S. dollar/SGD for February 24, 2023 (the date of payment) at approximately $1/SGD 0.74.

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(4)The following amounts are reported in the “All Other Compensation” column for each NEO in 2022.

Name	401(k) Matching Contributions	Security and Cybersecurity Protection and Other	Relocation Assistance
Aman Bhutani	7,500	209,020(A)	—
Mark McCaffrey	7,500	15,326(B)	—
Roger Chen	—	27,783(C)	150,490(D)
Nick Daddario	7,500	379	—
Michele Lau	6,100	13,190(B)	—
(A)Primarily includes $107,253 paid for installation of a residential security system and $19,500 for cybersecurity monitoring, as well as tax assistance related to such items of $82,237.
(B)Includes $8,000 in cybersecurity monitoring paid for each NEO, as well as tax assistance related to such monitoring in the amount of $7,326 for Mr. McCaffrey and $5,190 for Ms. Lau.
(C)Includes $8,000 in cybersecurity monitoring as well as $19,783 in unused annual leave payout relating to the period during which Mr. Chen resided in China.
(D)Mr. Chen received one-time relocation payment of SGD 210,000, which was included within the July month-end payroll and was converted according to the one-month average exchange rate of U.S. Dollar/SGD for July 31, 2022 at approximately $1/SGD 0.72.
(E)Mr. Chen was appointed Chief Operating Officer in January 2022. Mr. Chen resided in China from January 1, 2022 to July 7, 2023, after which point he relocated to Singapore. Mr. Chen’s salary has been converted to U.S. dollars from: i) Chinese Yuan using a blended rate of approximately 0.15, representing the average currency translation rate in effect during the six-month period ended June 30, 2022; and ii) Singapore Dollars using a blended rate of approximately 0.72, representing the average currency translation rate in effect during the six-month period ended December 31, 2022.
Grants of Plan-Based Awards During 2022
The following table presents information regarding grants of plan-based awards made to our NEOs during 2022:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum
Aman Bhutani	N/A		500,000	1,000,000	1,800,000.00
	2/28/2022					32,329	64,659	129,318	64,659	14,772,642
	3/1/2022	(5)							24,924	2,056,728
Mark McCaffrey	N/A		210,000	420,000	756,000
	2/28/2022					12,932	25,864	51,728	25,864	5,909,148
Roger Chen	N/A		199,830	399,659	719,386
	2/28/2022					12,932	25,864	51,728	25,864	5,909,148
	3/1/2022	(5)							1,167	96,301
Nick Daddario	N/A		66,274	132,548	188,881
	2/28/2022					—	—	—	6,984	582,535
Michele Lau	N/A		191,678	383,356	690,041
	2/28/2022					9,699	19,398	38,796	19,398	4,431,861
(1)The amounts represent the range of payouts under the 2022 STIP assuming the achievement of corporate and individual performance targets, as further described in “Compensation Discussion and Analysis — Annual Compensation — 2022 Short-Term Incentive Plan.” Amounts above reflect adjustment for any changes in base pay and resulting target bonus percentage during 2022.
(2)The amounts reflect the number of shares of Class A common stock subject to rTSR PSUs granted pursuant to the 2015 Plan, subject to achievement of the performance targets, as further described in “Compensation Discussion and Analysis — Long-Term Compensation — 2022 Long-Term Incentive Plan.”
(3)The amounts reflect (i) for Mr. Bhutani and Mr. Chen, the number of PSUs from prior years considered granted for accounting purposes in 2022 and (ii) for all NEOs, the number of RSUs granted in 2022, in each case pursuant to the 2015 Plan. The vesting terms for each of these grants is described in “Outstanding Equity Awards at Year End.”

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(4)The amounts reflect the aggregate grant date fair value of RSUs and PSUs granted, or considered granted for accounting purposes, during 2022, computed as described in Note 2 to our audited financial statements, which are included in our 2022 Annual Report on Form 10-K. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(5)Includes PSUs from prior years with an accounting grant date of March 1, 2022, which is the date our Board approved the vesting targets for 2022. See footnote 2 to the Summary Compensation Table for a detail of such PSUs.
Outstanding Equity Awards at Year End
The following table provides information regarding outstanding equity awards held by our NEOs as of December 31, 2022:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Stock Options Exercisable (#)	Number of Securities Underlying Unexercised Stock Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Aman Bhutani	9/4/2019	254,178	44,855	63.54	6/4/2029	19,939	1,491,836	49,847	3,729,553
	2/25/2021					34,018	2,545,227	60,477	4,524,889
	2/28/2022					64,659	4,837,786	64,659	4,837,786
Mark McCaffrey	6/2/2021					39,472	2,953,295	24,290	1,817,378
	2/28/2022					25,864	1,935,144	25,864	1,935,144
Roger Chen	6/10/2015	62,500	—	30.16	6/10/2025
	2/17/2017	10,211	—	36.69	2/17/2027
	11/30/2017	13,932	—	48.65	11/30/2027
	2/23/2018	8,533	—	61.48	2/23/2028
	2/28/2019	12,418	828	74.65	2/28/2029	292	21,847	1,167	87,315
	2/27/2020	11,560	3,854	70.17	2/27/2030	6,221	465,455	10,740	803,567
	6/3/2020					179	13,393
	2/25/2021					11,056	827,210	19,655	1,470,587
	6/2/2021					11,581	866,490
	11/30/2021					5,002	374,250
	2/28/2022					25,864	1,935,144	25,864	1,935,144
Nick Daddario	12/4/2019	4,183	1,721	66.87	12/4/2029	1,231	92,103
	2/25/2021					1,362	101,905	2,420	181,064
	11/30/2021					1,608	120,311
	2/28/2022					6,984	522,543
Michele Lau	7/12/2021					27,313	2,043,559	14,966	1,119,756
	2/28/2022					19,398	1,451,358	19,398	1,451,358
(1)Stock options become vested and exercisable over a four-year period as to 25% of the stock options on the first anniversary of the applicable grant date and as to the remaining 75% of the stock options in equal quarterly installments for an additional three years, subject to the NEO’s continued service through each applicable vesting date.
(2)Unless otherwise disclosed, RSUs vest over a four-year period as to 25% on the first day of the month following the first anniversary of the applicable vesting commencement date and then quarterly vesting in equal installments for an additional three years, subject to the NEO’s continued service through each applicable vesting date. Messrs. McCaffrey and Daddario and Ms. Lau have certain RSUs granted in 2021 with

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different vesting terms. Mr. McCaffrey was granted 24,290 RSUs that vest over four years with a one-year cliff as to 30% of the RSUs on July 1, 2022 and quarterly vesting for the remaining 70% thereafter and (ii) 48,580 RSUs that vest in four equal semiannual installments beginning on January 1, 2022. Mr. Daddario was granted 2,420 RSUs that vest over four years with a one-year cliff as to 25% of the RSUs on March 1, 2022 and quarterly vesting for the remaining 75% thereafter and (ii) 3,216 RSUs that vest in two equal installments on each of November 1, 2022 and 2023. Ms. Lau was granted 14,966 RSUs that vest over four years with a one-year cliff as to 30% of the RSUs on August 1, 2022 and quarterly vesting for the remaining 70% thereafter and (ii) 35,919 RSUs that vest in two equal installments on each of August 1, 2022 and 2023.
(3)Market values are determined by multiplying the number of shares by the fair market value per share of our Class A common stock on December 30, 2022 of $74.82 at market close.
(4)PSUs granted prior to 2020 vest over a four-year period as to 25% of the award vesting each year based on achievement of annual performance targets established by our Board or the Compensation and Human Capital Committee, subject to the NEO’s continued service through each applicable vesting date.
(5)PSUs granted in 2021 and 2022 vest following the end of a three-year performance period based on our rTSR as compared to the selected index, subject to the NEO’s continued service through the applicable vesting date.
(6)The number of unvested, unearned PSUs reported in this table reflects the total unvested, unearned PSUs based on the ending stock price as of December 30, 2022 at target performance levels.
Stock Awards Vesting During 2022
The following table sets forth the number of shares acquired and the value realized upon the vesting of RSUs and PSUs during 2022 by each of our NEOs. The value realized on vesting of RSUs and PSUs is calculated based on the closing market price of our common stock on the applicable vesting date. There were no stock options exercised in 2022.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Aman Bhutani	71,322	5,752,483
Mark McCaffrey	33,398	2,535,075
Roger Chen	33,372	2,631,780
Nick Daddario	3,897	307,844
Michele Lau	23,572	1,743,484
Potential and Actual Payments Upon Termination or Change in Control
Aman Bhutani Employment Agreement
The following is a summary of the severance and change in control benefits under Mr. Bhutani’s employment agreement:
Potential Payments if Terminated by Us Without “Cause” or by Mr. Bhutani for “Good Reason” Not Related to a Change in Control.
If Mr. Bhutani’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by him for “good reason” (as such terms are defined in his agreement), and in each case the termination occurs outside of the period beginning three months prior to and ending 18 months following a “change in control” (the “Change in Control Period”), Mr. Bhutani would receive a lump-sum cash severance payment equal to the following:
•the amount of any fully vested and non-forfeitable employee benefits under the Company’s employee benefits plans (“Accrued Obligations”); plus
•100% of his annual base salary rate as then in effect; plus
•any earned but unpaid annual cash bonus for the prior year; plus
•100% of his target annual cash bonus for the year of termination; plus
•the cost of health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for 18 months.
In addition, Mr. Bhutani would be entitled to acceleration of his time-based equity awards that would have vested in the next twelve months and acceleration of the pro-rated portion of his performance-based equity awards that would have vested based on actual performance during any performance period ending in the next twelve months (with any individual performance criteria deemed fully satisfied).

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Potential Payments if Terminated by Us Without “Cause” or by Mr. Bhutani for “Good Reason” During a Change in Control Period.
If Mr. Bhutani’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by him for “good reason” during a Change in Control Period, he will receive a lump-sum cash severance payments and benefits:
•Accrued Obligations; plus
•150% of his annual base salary rate as then in effect or, if higher, the date immediately prior to the change in control; plus
•any earned but unpaid annual cash bonus for the prior year; plus
•150% of his target annual cash bonus for the year of termination; plus
•the cost of health insurance coverage under COBRA for 18 months.
In addition, Mr. Bhutani would be entitled to acceleration of all his time- and performance-based equity awards (with performance measured at the greater of target or actual performance).
Termination by Reason of Death or “Disability.” If Mr. Bhutani’s employment terminates by reason of death or “disability,” he would receive a lump-sum cash severance payment equal to the following:
•Accrued Obligations; plus
•any earned but unpaid annual cash bonus for the prior year; plus
•a pro-rated amount of the target annual cash bonus for the year of termination, based on actual achievement of the performance criteria at the end of the applicable year.
To receive the payments and benefits described above (excluding the Accrued Obligations), Mr. Bhutani must sign and not revoke a release of claims in favor of the Company and must continue to comply with certain restrictive covenants, including those related to confidentiality, noncompetition, nonsolicitation, and nondisparagement for up to twelve months as set forth in his employment agreement following the termination date.
In the event any of the payments provided for under the employment agreement, or otherwise payable to Mr. Bhutani, would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, he would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. No arrangement with Mr. Bhutani provides for any tax gross-up payments.
Change in Control and Severance Agreements
On May 1, 2021, our Board adopted a form of Change in Control and Severance Agreement for certain executive officers and key employees designated by the Compensation Committee to be party to such an agreement. Other than Mr. Daddario, Mr. Bhutani, whose severance and change in control arrangements are provided for in his employment agreement as described above, each of our NEOs has entered into a CIC and Severance Agreement with us, the terms of which are as follows:
Term. Each CIC and Severance Agreement provides for an initial three-year term that renews automatically for successive one-year terms unless either party provides at least 90 days’ notice of non-renewal. If a change in control occurs during the period after 18 months into the initial term or during a renewal term, the term of the agreement will automatically extend for 18 months following the date of the change in control.
Potential Payments if Terminated by Us Without “Cause” or by the NEO for “Good Reason” Not Related to a Change in Control. If a NEO’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by the NEO for “good reason” (as such terms are defined in the NEO’s agreement), and in each case the termination occurs outside of the Change in Control Period, the NEO would receive the following lump-sum cash payments and benefits:
•100% of the NEO’s annual base salary rate as then in effect; plus
•the cost of premiums for coverage (on an after-tax basis) under COBRA for a period of twelve months following the termination date.
Potential Payments if Terminated by Us Without “Cause” or by the NEO for “Good Reason” During the Change in Control Period. If the NEO’s employment is terminated either by us without “cause” (other than by reason of death or “disability”) or by the NEO for “good reason” during the Change in Control Period, the NEO would receive the following lump-sum payments and benefits:
•100% of the NEO’s annual base salary rate as then in effect; plus
•100% of the target annual cash bonus for the year of termination; plus
•the cost of premiums for coverage (on an after-tax basis) under COBRA for a period of twelve months following the termination date.

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In addition, all outstanding equity awards would fully vest, with applicable performance criteria deemed achieved at the greater of target and actual performance.
Termination by Reason of Death or “Disability.” If the NEO’s employment terminates by reason of death or “disability,” the NEO would receive a lump-sum cash severance payment equal to a pro-rated amount of his or her annual cash bonus for the year of termination, based on actual achievement of the performance criteria at the end of the applicable year.
To receive the severance payments and benefits described above, the NEO must sign and not revoke a release of claims in our favor and comply with certain restrictive covenants relating to noncompetition, nonsolicitation, and nondisparagement, as applicable, for up to twelve months as set forth in his or her employment agreement following the termination date.
In the event any of the payments provided for under the CIC and Severance Agreements, or otherwise payable to the NEO, would constitute “parachute payments” within the meaning of Code Section 280G and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, he or she would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to such executive. No agreement with any of our NEOs provides for any tax gross-up payments.
The following tables summarize the amount of the severance payments and benefits that each NEO would receive under his or her CIC and Severance Agreement, or in Mr. Bhutani's case, his employment agreement, in the event his or her employment with us was terminated on December 31, 2021, under the circumstances described above:
TERMINATION OF EMPLOYMENT BY US WITHOUT “CAUSE” OR BY THE NEO FOR “GOOD REASON” UNRELATED TO A CHANGE IN CONTROL

Name	Salary Severance ($)(1)		Bonus Severance ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Value of Health Care Coverage Benefit ($)(4)	Total ($)
Aman Bhutani	1,000,000		1,000,000	4,036,047	37,385	6,073,432
Mark McCaffrey	525,000		—	—	14,361	539,361
Roger Chen	500,000	(9)	—	—	—	500,000
Nick Daddario	340,000		—	—	15,706	355,706
Michele Lau	500,000		—	—	24,923	524,923
(1)This amount is based on each NEO’s base salary as was in effect on December 31, 2022.
(2)This amount is based on each NEO’s target cash bonus amount as was in effect on December 31, 2022.
(3)The amount represents the intrinsic value of the equity awards held by Mr. Bhutani that would vest on an accelerated basis in connection with termination of employment outside the Change in Control Period pursuant to Mr. Bhutani’s employment agreement and described under the “Potential and Actual Payments Upon Termination or Change in Control” section above. For this purpose, we assume an achievement level of 100% of target for any performance-based awards. The intrinsic value of the accelerated portions of each award is determined by multiplying (i) the closing price per share of our Class A common stock on December 31, 2022 of $74.82 (and, in the case of stock options, less the exercise price per share in effect under each stock option) by (ii) the number of shares that would vest on an accelerated basis under such award (and, in the case of performance-based awards, assuming performance is achieved at target levels). This amount assumes the accelerated vesting resulting from the termination of employment occurred on December 31, 2022.
(4)This amount represents the lump-sum payment of the cost of health insurance under COBRA for 18 months pursuant to Mr. Bhutani’s employment agreement and 12 months pursuant to the CIC and Severance Agreements. Mr. Chen’s employment agreement does not provide for the cost of health insurance under COBRA.
(5)Mr. Chen was appointed Chief Operating Officer in January 2022. His employment agreement provides for a basic salary of SGD 690,000, the Singapore dollar equivalent of $500,000, which was converted according to the 60-day average exchange rate of U.S. dollar/SGD as of May 31, 2022 at approximately $1/SGD 0.72. This base salary will be reviewed on an annual basis and may be adjusted to reflect any material change to the relevant USD to SGD foreign currency exchange rate.

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TERMINATION OF EMPLOYMENT BY US WITHOUT “CAUSE” OR BY THE NEO FOR “GOOD REASON” IN CONNECTION WITH A CHANGE IN CONTROL

Name	Salary Severance ($)(1)		Bonus Severance ($)(2)	Accelerated Vesting of Equity Awards ($)(3)	Value of Health Care Coverage Benefit ($)(4)	Total ($)
Aman Bhutani	1,500,000		1,500,000	22,473,042	37,385	25,510,427
Mark McCaffrey	525,000		420,000	8,640,962	14,361	9,600,323
Roger Chen	500,000	(5)	399,659	8,818,465	—	9,718,124
Nick Daddario	340,000		132,548	1,031,608	15,706	1,519,862
Michele Lau	500,000		383,356	6,066,032	24,923	6,974,311
(1)For Mr. Bhutani, this amount is based on 150% of his base salary in effect at December 31, 2022. For all other NEOs, this amount is based on the base salary as was in effect on December 31, 2022.
(2)For Mr. Bhutani, this amount is based on 150% of his target cash bonus as was in effect at December 31, 2022. For all other NEOs, this amount is based on the target cash bonus amount as was in effect on December 31, 2022.
(3)The amount represents the intrinsic value of the equity awards held by our NEOs that would vest on an accelerated basis in connection with termination of employment during the Change in Control Period pursuant to Mr. Bhutani’s employment agreement and the CIC and Severance Agreements as described under the “Potential and Actual Payments Upon Termination or Change in Control” section above. For this purpose, we assume an achievement level of 100% for any performance-based awards. The intrinsic value of the accelerated portion of each award is determined by multiplying (i) the closing price per share of our Class A common stock on December 31, 2022 of $74.82 (and, in the case of stock options, less the exercise price per share in effect under each stock option) by (ii) the number of unvested shares that would vest on an accelerated basis under such award (and, in the case of performance-based awards, assuming performance is achieved at target levels). This amount assumes the accelerated vesting resulting from the termination of employment occurred on December 31, 2022.
(4)This amount represents the lump sum payment of the cost of health insurance under COBRA for 18 months pursuant to Mr. Bhutani’s employment agreement and 12 months pursuant to the CIC and Severance Agreements. Mr. Chen’s employment agreement does not provide for the cost of health insurance under COBRA.
(5)Mr. Chen was appointed Chief Operating Officer in January 2022. His employment agreement provides for an annual base salary of SGD 690,000, the Singapore dollar equivalent of $500,000, which was converted according to the 60-day average exchange rate of U.S. dollar/SGD as of May 31, 2022 at approximately $1/SGD 0.72. This base salary will be reviewed on an annual basis and may be adjusted to reflect any material change to the relevant USD to SGD foreign currency exchange rate.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Stock Options and Rights (#)	(b) Weighted- Average Exercise Price of Outstanding Stock Options and Rights ($/Share)(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(2)
Equity compensation plans approved by stockholders	8,714,290	53.39	39,339,273
Equity compensation plans not approved by stockholders	343,239	15.97	—
Total	9,057,529		39,339,273
(1)The weighted-average exercise price does not include shares to be issued in connection with the settlement of RSUs or PSUs, as such awards do not have an exercise price.
(2)Includes shares available for future issuance under our equity incentive plan and our employee stock purchase plan.

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CEO PAY RATIO
Under SEC rules, we are required to provide information regarding the relationship between the total annual compensation of our CEO, Mr. Bhutani, and the median of total annual compensation of all employees (other than Mr. Bhutani). For our last completed year ended December 31, 2022:
•The median total annual compensation of all employees (other than Mr. Bhutani) was identified as $83,577 using the methodology described below.
•Mr. Bhutani’s total annual compensation, as reported in the Summary Compensation Table included in this Proxy Statement, was $18,645,890.
•Based on the above, for 2022, the ratio of Mr. Bhutani’s total annual compensation to the median of the total annual compensation of all employees was 223 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and is based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratios. Accordingly, the pay ratios disclosed by other companies may not be comparable to our pay ratio as disclosed above.
During our last completed year ended December 31, 2022, there was no change in our employee population or employee compensation arrangement that we reasonably believe would result in a significant change to our pay ratio disclosure. Accordingly, pursuant to Item 402(u) of Regulation S-K, we used the median employee identified in 2020 for purposes of calculating our 2022 pay ratio. The methodology we used to calculate the pay ratio is as follows:
•We determined the median of the total annual compensation of our employees as of December 31, 2020, at which time we (including our consolidated subsidiaries) had 6,535 full-time and 86 part-time and temporary employees, 4,765 of whom were located in the United States, or the U.S., and 1,856 (or approximately 28% of our total employee population) of whom were located outside of the U.S. We excluded Mr. Bhutani and included employees of our consolidated subsidiaries. In accordance with the permitted methodology for determining the "median employee", we excluded from our calculations (i) 159 employees who are located outside of the U.S. (or approximately 2% of our total employee population) who were hired in connection with mergers and acquisitions completed in 2020; and (ii) 313 other employees, representing less than 5% of our total employee population, who are located outside of the U.S. in the following countries: 6 in Australia, 21 in Brazil, 55 in Canada, 22 in China, 20 in France, 28 in India, 5 in Israel, 5 in Mexico, 10 in the Netherlands, 3 in Norway, 102 in Serbia, 6 in Singapore, 27 in Spain and 3 in Switzerland.
•To determine the median employee, we then compared the amount of salary, wages and tips of our employees (other than the excluded employees described above), as reflected in our payroll records for the year ending December 31, 2020. In determining the median total compensation of all employees, we did not make any cost-of-living adjustments to the wages paid to any employee.
•We determined the median employee's total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median total annual compensation disclosed above. With respect to Mr. Bhutani's total annual compensation, we used the amount reported in the "Total" column of the 2022 Summary Compensation Table included in this Proxy Statement.

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Pay versus Performance
The following table sets forth the compensation for our principal executive officer (“PEO”) and the average compensation for our non-PEO NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under Item 402(v) of Regulation S-K, for each of 2022, 2021 and 2020. The table also provides information on our cumulative TSR, the cumulative TSR of our peer group, our Net Income and our unlevered free cash flow.

Fiscal Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(2) ($) (c)	Average Summary Compensation Table Total for non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to non-PEO NEOs(2) ($) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (millions) ($) (h)	Unlevered Free Cash Flow(5) (millions) ($) (i)
					GoDaddy TSR(3) ($) (f)	Peer Group TSR(3) ($) (g)
2022	18,645,890	12,378,070	4,954,336	4,347,627	110.16	79.37	352.9	1,095.90
2021	15,290,590	14,914,733	4,191,579	2,520,364	124.94	152.38	242.8	960.00
2020	3,670,928	7,773,317	5,719,740	3,546,026	122.13	161.36	(494.1)	825.40
(1)Compensation for our PEO, Mr. Bhutani, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEO NEOs includes the following NEOs: (i) in 2022, Mr. Chen, Mr. Daddario, Ms. Lau and Mr. McCaffrey, (ii) in 2021, Mr. Daddario, Nima Kelly, Ms. Lau, Mr. McCaffrey, and Raymond Winborne, and (ii) in 2020, James Carroll, Mr. Daddario, Nima Kelly, Andrew Low Ah Kee, and Raymond Winborne.
(2)Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEO NEOs in 2022, 2021 and 2020 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our non-PEO NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the PEO’s and our non-PEO NEOs’ compensation for fiscal year 2022, see the Compensation Discussion and Analysis beginning on page 38. Fair values set forth in the table below are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting year.

	PEO			NEO
Prior FYE	12/31/2019	12/31/2020	12/31/2021	12/31/2019	12/31/2020	12/31/2021
Current FYE	12/31/2020	12/31/2021	12/31/2022	12/31/2020	12/31/2021	12/31/2022
Fiscal Year	2020 ($)	2021 ($)	2022 ($)	2020 ($)	2021 ($)	2022 ($)
Summary Compensation Table Total	3,670,928	15,290,590	18,645,890	5,719,740	4,191,579	4,954,336
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(1,663,428)	(13,237,276)	(16,829,370)	(4,959,119)	(3,262,275)	(4,232,248)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	—	13,030,374	13,912,030	2,840,031	3,284,601	3,956,503
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years (from prior FYE to current FYE)	4,490,635	344,029	(2,810,306)	509,091	8,321	(130,487)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—	—	—	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	1,275,181	(512,984)	(540,174)	472,571	(18,753)	(200,477)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—	(1,036,287)	(1,683,108)	—
Compensation Actually Paid	7,773,317	14,914,733	12,378,070	3,546,026	2,520,364	4,347,627
(3)TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2022, 2021 and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the same as the NASDAQ Internet Index, which is the peer group used for purposes of the performance graph as shown in our Annual Report on Form 10-K.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2022, 2021 and 2020. For the year ended December 31, 2020, the Company recorded a one-time charge of $674.7 million to our statement of operations to adjust the liability under certain tax receivable agreements.
(5)Unlevered free cash flow is not a financial measure prepared in accordance with GAAP. For information on how we compute non-GAAP financial measures and other operating and business metrics and reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A — Operating Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.

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PERFORMANCE MEASURES
The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our NEOs’ compensation to performance, as specifically listed below:

Performance Measure*
Total bookings
Unlevered free cash flow
Relative TSR
*Total Bookings is an operating metric and unlevered free cash flow is not a financial measure prepared in accordance with GAAP. For information on how we compute non-GAAP financial measures and other operating and business metrics and reconciliation to the most directly comparable financial measures prepared in accordance with GAAP, please refer to “Appendix A — Operating Metrics, Non-GAAP Financial Information and Reconciliations” in this Proxy Statement.

DESCRIPTION OF THE RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE
The following charts set forth the relationship between Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our other NEOs with (i) the Company’s cumulative TSR and the Company’s peer group TSR, (ii) Net Income, and (iii) unlevered free cash flow, for the three most recently completed fiscal years. The relationship between Compensation Actually Paid and TSR, peer group TSR, Net Income and Unlevered Free Cash Flow are not strongly correlated because we consider multiple factors to determine compensation levels of our PEO and NEOs beyond annual performance against these metrics. Further information about the factors used to determine compensation levels can be found in the “Compensation Discussion and Analysis” section of this document.

RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND COMPANY AND PEER GROUP TSR

$30
$25
$20
$15
$10
$5
$0
Compensation Actually Paid ($M)
$160
$140
$120
$100
$80
$60
$40
$20
$0
Value of $100 Investment From 12/31/2019
$161.36
$152.38
$79.37
$122.13
$124.94
$110.16
$7.77
$3.55
$14.91
$2.52
$12.38
$4.35
12/31/2020
12/31/2021
12/30/2022
PEO CAP ($M)
Average NEO CAP ($M)
GDDY
NASDAQ Internet Index

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RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND NET INCOME

Compensation Actually Paid ($M)
$40
$35
$30
$25
$20
$15
$10
$5
$0
Net Income ($M)
$500
$300
$100
($100)
($300)
($500)
($700)
$7.77
$3.55
($495.10)
$14.91
$2.52
$242.3
$12.38
$4.35
$352.2
12/31/2020
12/31/2021
12/30/2022
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($M)

RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND UNLEVERED FREE CASH FLOW

$25
$20
$15
$10
$5
$0
Compensation Actually Paid ($M)
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
Unlevered Free Cash Flow ($M)
$7.77
$3.55
$14.91
$2.52
$12.38
$4.35
$825.4
$960.0
$1,095.9
12/31/2020
12/31/2021
12/30/2022
PEO CAP ($M)
Average NEO CAP ($M)
Unlevered Free Cash Flow ($M)

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Audit Matters

Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP in this proposal 3.

Our Audit and Finance Committee has reappointed Ernst & Young LLP (“EY”), to be our independent registered public accounting firm for the year ending December 31, 2023. EY has served as our independent registered public accounting firm since 2004.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2023. Our Audit and Finance Committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of EY, our Board may reconsider the appointment. Even if our stockholders ratify the appointment, our Audit and Finance Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if our Audit and Finance Committee believes such a change would be in the best interests of the Company and our stockholders.

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Report of the Audit and Finance Committee
The Company’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing the Company’s consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP (“EY”) is responsible for auditing the Company’s consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with United States generally accepted accounting principles and expressing an opinion as to the effectiveness of the Company’s internal controls over financial reporting. In the performance of its oversight function, the Audit and Finance Committee has:
•reviewed and discussed the audited consolidated financial statements with management and EY;
•discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with EY its independence.
Based on the Audit and Finance Committee’s review and discussions with management and EY, the Audit and Finance Committee recommended to the Board that the audited consolidated financial statements be included in our 2022 Annual Report on Form 10-K, filed on February 16, 2023, for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit and Finance Committee:
Mark Garrett (Chair)
Herald Chen
Caroline Donahue

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Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered by EY for the years ended December 31, 2022 and 2021 ($ in thousands):

	2022	2021
Audit Fees(1)	$5,711	$4,854
Audit-Related Fees(2)	—	2
Tax Fees(3)	92	110
Total Fees	$5,803	$4,966
(1)Audit Fees consist of professional services and expenses rendered in connection with (i) the audit of our annual consolidated financial statements and internal control over financial reporting, (ii) the review of our quarterly consolidated financial statements included in our Quarterly Reports on Form 10-Q, (iii) statutory and regulatory filings or engagements and (iv) our securities offerings.
(2)Audit-Related Fees consist of a license fee related to our use of an accounting research tool.
(3)Tax Fees consist of fees for professional services and expenses for tax compliance, tax advice and tax planning.
Auditor Independence
Our Audit Committee has reviewed the non-audit services performed by, and the fees paid to, EY in 2021 and 2022, respectively, and the proposed services for 2023, and has determined that such services and fees are compatible with EY’s independence. All audit and non-audit related services were approved by our Audit Committee prior to such services being rendered. There were no other professional services provided by EY that would have required our Audit Committee to consider their compatibility with maintaining the independence of EY.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of March 31, 2023 by:
•each of our named executive officers;
•each person or group, who beneficially owned more than 5% of our common stock; and
•all of our current Directors and executive officers as a group.
The amounts and percentages of Class A common stock beneficially owned are reported based on SEC regulations governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, including shares of our Class A common stock issuable upon exchange of Limited Liability Company Units (together with corresponding shares of our Class B common stock) on a one-for-one basis, subject to the terms of the Exchange Agreement (Exhibit 4.4 to our 2022 Annual Report on Form 10-K). Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. None of our Directors, NEOs or 5% equity holders beneficially owns either directly or indirectly shares of our Class B common stock.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o GoDaddy Inc., 2155 E. GoDaddy Way, Tempe, Arizona 85284.

	Common Stock Beneficially Owned
	Number of Shares Class A Common Stock(1)
Name of Beneficial Owner	Number	%
Directors and Named Executive Officers:
Aman Bhutani	395,384	*
Herald Chen	8,997	*
Roger Chen	219,354	*
Nick Daddario	11,535	*
Caroline Donahue	11,724	*
Mark Garrett	12,704	*
Michele Lau	21,396	*
Mark McCaffrey	32,609	*
Charles Robel	91,435	*
Brian Sharples	16,013	*
Leah Sweet	6,089	*
Srini Tallapragada	—	*
Sigal Zarmi	—	*
All current executive officers and Directors as a group (13 persons)	827,240	*
5% Equity Holders:
Entities affiliated with Wellington(2)	16,489,751	10.7%
Entities affiliated with Capital Research(3)	15,653,050	10.1%
Entities affiliated with Vanguard(4)	15,092,457	9.8%
Entities affiliated with Starboard(5)	11,883,000	7.7%
Entities affiliated with BlackRock(6)	8,348,748	5.4%
*  Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
(1)Class A common stock beneficially owned includes shares issuable upon exercise or settlement of outstanding equity awards exercisable within 60 days of March 31, 2023 as follows:

Name of Beneficial Owner	Number of Awards
Aman Bhutani	274,114
Roger Chen	121,524
Nick Daddario	4,651
Michele Lau	1,122
Mark McCaffrey	1,822
Charles Robel	23,627
All current executive officers and directors as a group (13 persons)	426,860
(2)Based on information reported by Wellington Management Group LLP (“Wellington”), on Schedule 13G/A filed with the SEC on February 6, 2023. Of the shares of Class A common stock beneficially owned, Wellington reported shared voting power over 13,475,581 shares and shared dispositive power over all of the shares. Wellington listed its address as 280 Congress Street, Boston, MA 02210.
(3)Based on information reported by Capital International Investors, a division of Capital Research and Management Company (“Capital Research”), on Schedule 13G/A filed with the SEC on February 13, 2023. Of the shares of Class A common stock beneficially owned, Capital Research reported sole voting power over 15,349,129 shares and sole dispositive power over all of the shares. Capital Research listed its address as 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(4)Based on information reported by The Vanguard Group (“Vanguard”), on Schedule 13G/A filed with the SEC on February 9, 2023. Of the shares of Class A common stock beneficially owned, Vanguard reported that it has shared voting power over 114,492 shares, sole dispositive power over 14,756,550 shares and shared dispositive power over 335,907 shares. Vanguard listed its address as 100 Vanguard Blvd., Malvern, PA 19355.
(5)Based on information reported by Starboard Value LP (“Starboard”), on Schedule 13D/A filed with the SEC on November 7, 2022. Of the shares of Class A common stock beneficially owned, Starboard reported sole voting power and sole dispositive power over all of the shares. Starboard listed its address as 777 Third Avenue, 18th Floor, New York, NY 10017.
(6)Based on information reported by BlackRock, Inc. (“BlackRock”), on Schedule 13G filed with the SEC on February 3, 2023. Of the shares of Class A common stock beneficially owned, BlackRock reported sole voting power over 7,281,070 shares and sole dispositive power over all of the shares. BlackRock listed its address as 55 East 52nd Street, New York, NY 10055.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Certain Relationships and Related Party and other Transactions
Policies and Procedures for Related Party Transactions
Since 2022, there have not been, nor are there any currently proposed, related party transactions or series of similar transactions to which we have been or will be a party.
Our Audit Committee maintains the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds, or may be expected to exceed, $120,000 and in which a related person has or will have a direct or indirect material interest. We have adopted a policy regarding transactions between us and related persons. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our voting securities, in each case since the beginning of the most recently completed year, and their immediate family members and any entity in which they are employed or are a general partner or principal or in a similar position or in which they have a 5% or greater beneficial ownership interest. Our Audit Committee charter provides that our Audit Committee shall review and oversee all transactions between the Company and a related person for which review or oversight is required by applicable law or that are required to be disclosed in the Company’s financial statements or SEC filings.

2023 Proxy Statement	71

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Additional Information and Frequently Asked Questions About this Proxy Statement and the Annual Meeting
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes of ownership of our equity securities with the SEC.
Based solely on our review of such reports and certain written representations from each reporting person, we believe that during 2022, all Section 16(a) filing requirements were satisfied on a timely basis, except for late Form 4 filings for Aman Bhutani filed on April 4, 2022 and Mark McCaffrey filed on July 7, 2022.
Submission of Proposals and Other Items of Business for the 2024 Annual Meeting
Stockholder Proposals for Inclusion in the Proxy Statement for the 2024 Annual Meeting
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2024 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, the proposal should be sent to our Corporate Secretary by mail at GoDaddy Inc., Attention Corporate Secretary, 2155 E. GoDaddy Way, Tempe, Arizona 85284, or by email at governance@godaddy.com, and must be received no later than December 22, 2023.
Other Proposals or Director Nominations to be Presented at the 2024 Annual Meeting
Our Bylaws provide for an advance notice procedure for director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement pursuant to Rule 14a-8, but that a stockholder instead wishes to present at an annual meeting. To be timely, a notice of such director nominations or other matters a stockholder wishes to present at the 2024 annual meeting must be received by our Corporate Secretary not earlier than February 8, 2024 and no later than March 9, 2024 and must comply with the additional requirements of our Bylaws.
Availability of Bylaws
A copy of our Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary, in writing, at GoDaddy Inc., Attention Corporate Secretary, 2155 E. GoDaddy Way, Tempe, Arizona 85284 for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
2022 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2022 are included in our 2022 Annual Report on Form 10-K. This Proxy Statement and our 2022 Annual Report on Form 10-K are posted on our corporate website at aboutus.godaddy.net/investor-relations/financials and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2022 Annual Report on Form 10-K without charge by sending a written request to GoDaddy Inc., Attention: Investor Relations, 2155 E. GoDaddy Way, Tempe, Arizona 85284.
Note About Corporate Website and Sustainability Reports
The reports mentioned in this Proxy Statement, or any other information from our corporate website, are not part of, or incorporated by reference into this Proxy Statement. Some of the statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Information about Our Annual Meeting and Solicitation of Proxies
GODADDY INC.
Proxy Statement
2023 Virtual Annual Meeting of Stockholders
To Be Held at 8:00 a.m. PDT on Wednesday, June 7, 2023
You are cordially invited to the 2023 virtual annual meeting of stockholders (the “Annual Meeting”) of GoDaddy Inc., a Delaware corporation (“GoDaddy” or the “Company”). The Annual Meeting will be held on Wednesday, June 7, 2023 at 8:00 a.m. PDT and will be conducted virtually via live webcast at www.virtualshareholdermeeting.com/GDDY2023. You can attend the Annual Meeting online, vote your shares electronically and submit questions online during the Annual Meeting by logging in to the website listed above and using the 16-digit control number located on your notice or the proxy card (the “Control Number”). We recommend that you access the website a few minutes before the meeting to ensure that you are logged in when the meeting starts.
This virtual meeting format enables us to expand access to the meeting, improve communications and lower the cost to our stockholders, the Company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world.
The information provided in the “Q&A” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our corporate website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
Why am I receiving these proxy materials?
You are receiving this Proxy Statement and additional proxy materials in connection with the Board’s solicitation of proxies to be voted at the virtual Annual Meeting or at any adjournment or postponement of it.
Who is entitled to vote?
Holders of our Class A common stock and Class B common stock as of the close of business on Wednesday, April 13, 2023 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 154,173,801 shares of our Class A common stock and 307,223 shares of our Class B common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our Class A common stock and Class B common stock held by them on the Record Date. We do not have cumulative voting rights for the election of directors.
What is the quorum requirement for the Annual Meeting?
The holders of record of a majority of the voting power of the issued and outstanding shares of our capital stock (holders of the Class A common stock and the Class B common stock) entitled to vote thereon, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, including the Annual Meeting. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
What matters are being proposed, and what vote is required?

Items of Business		Required Vote For Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of three Class II directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier death, resignation or removal	Since the election is uncontested, each incumbent director nominee will be elected only if the votes “FOR” his or her election exceed those votes “AGAINST” his or her election	No Effect	No Effect
2.	Advisory, non-binding vote to approve named executive officer compensation
The affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon
			Same as Against vote	No Effect
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023
The affirmative vote of a majority of the shares of our Class A common stock and Class B common stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon
			Same as Against vote	Not applicable
The Board recommends you vote FOR each of the proposals.
We will also transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.
What is the difference between holding shares as a registered stockholder and holding shares in street name?
Registered Stockholders. If shares of our Class A common stock and Class B common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Co. LLC (“AST”), you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting.
Street Name Stockholders. If shares of our Class A common stock and Class B common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting at www.virtualshareholdermeeting.com/GDDY2023. You can attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting by logging in to the website listed above and using your Control Number. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
1.By Internet: You can vote your shares online at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. EDT on June 6, 2023 (have your proxy card in hand when you visit the website);
2.By Telephone: You can vote your shares by calling 1-800-690-6903 toll-free (have your proxy card in hand when you call) until 11:59 pm EDT on June 6, 2023;
3.By Mail: You can vote your shares by completing, signing and returning your proxy card in the postage-paid envelope provided (if you received printed proxy materials); or
4.During the Virtual Meeting: You can vote your shares during the virtual Annual Meeting at www.virtualshareholdermeeting. com/GDDY2023 and using your Control Number located on your notice or the proxy card.

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Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you decide not to attend the Annual Meeting.
If you are a street-name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. You may also attend and vote at the Annual Meeting using the control number on your voting instruction form.
What are the effects of abstentions and broker non-votes?
Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal as set forth in the table above.
If your shares are held in street name, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or nominee by the deadline provided in the materials you receive from your bank or broker. If you hold your shares in street name and you do not instruct your broker how to vote your shares, your broker may vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will have the effect as set forth in the table above.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before or at the Annual Meeting by:
•entering a new vote by Internet or by telephone (until the applicable deadline for each method as set forth above);
•returning a later-dated proxy card (which automatically revokes the earlier proxy card);
•notifying our Corporate Secretary in writing at GoDaddy Inc., Attention Corporate Secretary, 2155 E. GoDaddy Way, Tempe, Arizona 85284; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy) at www.virtualshareholdermeeting.com/GDDY2023 and using your Control Number.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
How can I attend the Annual Meeting?
The Annual Meeting will be accessible through the Internet via at www.virtualshareholdermeeting.com/GDDY2023. You can attend the Annual Meeting online, vote your shares electronically and submit questions online during the Annual Meeting by logging in to the website listed above and using your Control Number. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on our Record Date of Wednesday, April 13, 2023 or hold a valid proxy for the meeting.
Will I be able to ask questions at the virtual Annual Meeting?
Stockholders will be able to submit questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with management and the Board. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. In the event of technical difficulties with the virtual Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/GDDY2023. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Michele Lau and Mark McCaffrey have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Unless contrary instructions are indicated on the proxy, all shares represented by validly executed proxies received (and not revoked before they are voted) will be voted as specified in the above “Board Recommendations.” If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own discretion to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our 2022 Annual Report on Form 10-K, primarily via the Internet. On or about April 20, 2023, we expect to mail to all stockholders the Notice containing instructions on how to access our proxy materials on the Internet, how to vote at the Annual Meeting and how to request printed copies of the proxy materials and 2022 Annual Report on Form 10-K. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
Who bears the cost of soliciting votes for the Annual Meeting?
We will bear the costs of the solicitation of proxies, including the cost of preparing, printing and mailing the Notice, this Proxy Statement and related proxy materials. In addition to the solicitation of proxies by use of the mail, proxies may be solicited from stockholders by directors, officers, employees or agents of the Company in person or by telephone, facsimile or other appropriate means of communication. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to our directors, officers or employees in connection with the solicitation. Any questions or requests for assistance regarding this Proxy Statement and related proxy materials may be directed to our Corporate Secretary at governance@godaddy.com.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations identifying individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GoDaddy or to third parties, except as necessary in accordance with applicable laws, to allow for the tabulation of votes and certification of the vote or to facilitate a successful proxy solicitation.
Who will serve as inspector of elections?
Broadridge Financial Solutions, or their appointed representative, will serve as the inspector of elections and will certify the voting results.
Where can I find the voting results of the Annual Meeting?
We will disclose voting results on a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

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I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
GoDaddy Inc.
Attention: Corporate Secretary
2155 E. GoDaddy Way
Tempe, Arizona 85284
(480) 505-8800
Stockholders who beneficially own shares of our Class A common stock or Class B common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the annual meeting will be available at request to our Corporate Secretary for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m. MT at our corporate headquarters located at 2155 E. GoDaddy Way, Tempe, Arizona 85284. You must contact our Corporate Secretary at a reasonable time in advance to make appropriate arrangements.
How can I contact GoDaddy’s transfer agent?
You may contract our transfer agent, AST, by telephone at (800) 937-5449 (toll-free for United States residents), or by email at info@amstock.com. Materials may be mailed to AST at:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
As of the date of this Proxy Statement, our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

2023 Proxy Statement	77

About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information

Appendices
Appendix A – Operating Metrics, Non-GAAP Financial Information and Reconciliations
In addition to our financial results prepared in accordance with GAAP, this Proxy Statement includes certain non-GAAP financial measures and other operating metrics. We believe that these non-GAAP financial measures and other operating metrics are useful as a supplement in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. The non-GAAP financial measures included in this Proxy Statement should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation between each non-GAAP financial measure and its nearest GAAP equivalent is included below. We use both GAAP and non-GAAP measures to evaluate and manage our operations.
Operating Metrics
Total Bookings. Total bookings is an operating metric representing the total value of customer contracts entered into during the period, excluding refunds. We believe total bookings provides additional insight into the performance of our business and the effectiveness of our marketing efforts since we typically collect payment at the inception of a customer contract but recognize revenue ratably over the term of the contract.
Total Customers. We define a customer as an individual or entity with paid transactions in the trailing twelve months or with paid subscriptions as of the end of the period. A single user may be counted as a customer more than once if they maintain paid subscriptions or transactions in multiple accounts. Total customers is one way we measure the scale of our business and is an important part of our ability to increase our revenue base.
Non-GAAP Financial Measures and Reconciliations
Normalized EBITDA. NEBITDA is a supplemental measure of our operating performance used by management and investors to evaluate our business. We calculate NEBITDA as net income excluding depreciation and amortization, interest expense (net), provision or benefit for income taxes, equity-based compensation expense, acquisition-related costs, restructuring-related expenses and certain other items. We believe that the inclusion or exclusion of certain recurring and non-recurring items provides a supplementary measure of our core operating results and permits useful alternative period-over-period comparisons of our operations but should not be viewed as a substitute for comparable GAAP measures.
Unlevered Free Cash Flow. Unlevered free cash flow is a measure of our liquidity used by management to evaluate our business prior to the impact of our capital structure and restructuring and after purchases of property and equipment. Such liquidity can be used by us for strategic opportunities and strengthening our balance sheet. However, given our debt obligations, unlevered free cash flow does not represent residual cash flow available for discretionary expenses.

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About GoDaddy	Proxy Summary	Board and Governance Matters	Executive Compensation	Audit Matters	Other Information
Non-GAAP Reconciliation: Normalized EBITDA

	Twelve months ended December 31
Reconciliation of Normalized EBITDA ($M)	2022	2021
Net income	$352.9	$242.8
Depreciation and amortization	194.6	199.6
Equity-based compensation expense	264.4	207.9
Interest, net	135.0	124.9
Acquisition-related costs(1)	35.1	78.2
Restructuring and other(2)	27.4	8.0
Provision (benefit) for income taxes	3.6	10.8
Normalized EBITDA	$1,013.0	$872.2
(1)Includes $29.4 million in compensatory payments expensed in connection with our acquisition of Poynt in February 2021.
(2)Includes lease-related expenses associated with closed facilities, charges related to certain legal matters, and expenses incurred in relation to the refinancing of our long-term debt.
Non-GAAP Reconciliation: Unlevered Free Cash Flow

	Twelve months ended December 31
Reconciliation of Unlevered Free Cash Flow ($M)	2022	2021
Net cash provided by operating activities	$979.7	$829.3
Cash paid for interest	127.3	104.2
Cash paid for acquisition-related costs(1)	37.9	64.9
Capital expenditures	(59.7)	(51.1)
Cash paid for restructuring and other charges(2)	10.7	12.7
Unlevered Free Cash Flow	$1,095.9	$960.0
(1)Cash paid for acquisition-related costs in 2021 includes $29.4 million in compensatory payments expensed in connection with our acquisition of Poynt.
(2)Cash paid for restructuring and other charges includes lease-related payments associated with closed facilities and third-party payments incurred in relation to the refinancing of our long-term debt.

2023 Proxy Statement	79

ILB FOR SPREADS

Make Your Own Way

GODADDY INC.
2155 E. GODADDY WAY
TEMPE, ARIZONA 85284

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 6, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/GDDY2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 6, 2023. Have your proxy card in hand when you call and then follow the instructions.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce your environmental impact and the costs incurred by GoDaddy Inc. to mail proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (if you received printed proxy materials).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D99639-P89923

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**GODADDY INC.**

**The Board of Directors recommends a vote FOR the nominees in proposal 1:**

| | For | Against | Abstain |
|---|---|---|---|
| 1. Company Proposal - Election of Directors | | | |
| 1a. Mark Garrett | ☐ | ☐ | ☐ |
| 1b. Srinivas Tallapragada | ☐ | ☐ | ☐ |
| 1c. Sigal Zarmi | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote FOR proposal 2:**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Company Proposal - Advisory, non-binding vote to approve named executive officer compensation | ☐ | ☐ | ☐ |

**The Board recommends a vote FOR proposal 3:**

| | For | Against | Abstain |
|---|---|---|---|
| 3. Company Proposal - Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 | ☐ | ☐ | ☐ |

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D99640-P89923

## GODADDY INC.

## PROXY FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints each of Michele Lau and Mark McCaffrey with full power of substitution, to represent the undersigned and to vote all of the shares of stock of GoDaddy Inc. (the "Company") which the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders of the Company, to be held virtually via live webcast at www.virtualshareholdermeeting.com/GDDY2023 on Wednesday, June 7, 2023 at 8:00 a.m. PDT and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting.

The shares represented by this proxy, when properly executed, shall be voted as specified. **If no specification is made, such shares shall be voted in accordance with the Board of Directors' recommendations.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting.

**IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY**

*(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)*